EXHIBIT 99.2
------------




                                 AMLI

                              RESIDENTIAL

     ------------------------------------------------------------

                          FOURTH QUARTER 2003
               SUPPLEMENTAL OPERATING AND FINANCIAL DATA

     ------------------------------------------------------------




           [ graphics indicating property / caption reading
                 "AMLI Knox-Henderson - Dallas, Texas
                   Acquired in Fourth Quarter 2003"



                   AMLI RESIDENTIAL PROPERTIES TRUST

                        125 South Wacker Drive

                        Chicago, Illinois 60606

                         Phone: (312) 443-1477

                         Fax:  (312) 443-0909

                             www.amli.com
                             ------------


Certain matters discussed in this supplemental package and the conference call held in connection herewith are forward looking statements within the meaning of Federal Securities Law. Although the Company believes expectations reflected in such forward looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward looking statements can be identified by the Company's use of the words "project," "believe," "expect," "anticipate," "intend," "estimate," "assume," and other similar expressions that predict or indicate future events, achievements or trends or that do not relate to historical matters. The Company is making forward looking statements because it believes that investors, analysts, and others, many of whom prepare models and projections of the Company's performance, are interested in the Company's current estimates of future activities. The Company advises such parties to make their own determination of any relevant or material assumption used by them. Many factors may cause the Company's actual performance in any period or periods to differ materially from the anticipated future performance expressed or implied by these forward looking statements. Certain of the factors that could cause the Company's actual performance to differ materially from those expressed or implied by these forward looking statements include, but are not limited to, general economic conditions, local real estate conditions, the timely development and lease-up of communities, other risk detailed from time to time in the Company's SEC reports, including the annual report on Form 10-K for the year ended December 31, 2002.

                                 AMLI
                              RESIDENTIAL


                                                   TABLE OF CONTENTS

                                                                Page
                                                                ----
SUMMARY INFORMATION

  Company Description and Investor Information. . . . . . . .      1
  Earnings Release. . . . . . . . . . . . . . . . . . . . . .      2
  Selected Financial and Operating Information. . . . . . . .      6
  Funds From Operations . . . . . . . . . . . . . . . . . . .     13
  Statements of Operations. . . . . . . . . . . . . . . . . .     15
  Balance Sheets. . . . . . . . . . . . . . . . . . . . . . .     21


DEBT AND PREFERRED SHARES

  Debt and Preferred Shares Summary . . . . . . . . . . . . .     27
  Debt Maturities . . . . . . . . . . . . . . . . . . . . . .     30


SAME STORE AND NOI DATA

  Quarterly Comparison of Same Store Communities. . . . . . .     32
  Quarterly Comparison of Components of NOI . . . . . . . . .     41


OTHER DATA

  Co-Investment Compensation. . . . . . . . . . . . . . . . .     44
  Service Companies Financial Information . . . . . . . . . .     45


PORTFOLIO

  Stabilized Communities. . . . . . . . . . . . . . . . . . .     49
  Development Summary . . . . . . . . . . . . . . . . . . . .     55
  Land Held for Development or Sale . . . . . . . . . . . . .     59


NON-GAAP FINANCIAL MEASURES

  Definition of Non-GAAP Financial Measures . . . . . . . . .     60
  Reconciliation Between Net Income and FFO and AFFO. . . . .     62
  Reconciliation Between Net Income and Consolidated NOI. . .     64
  Reconciliation Between Net Income and Combined NOI. . . . .     67




















Fourth Quarter 2003
Supplemental Information         AMLI Residential Properties Trust

AMLI RESIDENTIAL



                          COMPANY DESCRIPTION
                         INVESTOR INFORMATION


AMLI Residential (or AMLI) is an integrated, self-managed real estate operating company that was formed in February 1994 to continue and expand the multifamily property business previously conducted by AMLI Realty Co., our predecessor company, which has been in business since 1980. AMLI is structured as an UPREIT, or umbrella partnership real estate investment trust, and we own interests in properties and conduct our business through AMLI Residential Properties, L.P., (the Operating Partnership or OP). The sole general partner of the OP is AMLI Residential Properties Trust, the public company whose shares of beneficial interest are traded on the NYSE under the symbol "AML."

Our business is the development, acquisition and management of upscale apartment communities in the Southeast, Southwest, Midwest and Mountain regions of the United States. We also serve as an institutional advisor and asset manager for domestic and international, tax-exempt and taxable investors in connection with our joint venture co-investment business. A summary schedule of our investment communities is included in this Supplement.

We operate all of our communities under the AMLI [registered trademark] brand name, representing our commitment to high quality, exceptional service and superior value. We have corporate offices in Atlanta, Dallas, Indianapolis and Kansas City, in addition to our main office in Chicago. We employ approximately 850 people who are dedicated to our mission ... To Provide an Outstanding Living Environment For Our Residents.

For additional information on AMLI, please visit our website at www.amli.com.

The following information is presented as a supplement to our other public reporting, including our Form 10-Q and Form 10-K, both of which can be found on our website or through the SEC's EDGAR database. We hope that the information contained herein is helpful to you. We encourage your feedback and any suggestions, which you believe will help us provide better disclosure to you. Please contact either of:

     Robert Chapman
     Executive Vice President
       & CFO                      312.984.6845     rchapman@amli.com

     Sue Bersh
     Vice President -
       Corporate Communications   312.984.2607     sbersh@amli.com


Thank you for your interest in AMLI Residential.



                                  AML
                                LISTED
                                 NYSE









Fourth Quarter 2003                                         Page 1
Supplemental Information         AMLI Residential Properties Trust

                                       125 South Wacker Drive
AMLI RESIDENTIAL                       Suite 3100
                                       Chicago, Illinois 60606

                                       Phone:      312.443.1477
                                       Fax:        312.443.0909
                                       www.amli.com

PRESS RELEASE

FOR IMMEDIATE RELEASE       For More Information, Contact:
February 3, 2004            Robert J. Chapman, Chief Financial Officer
                            (312) 984-6845


             AMLI RESIDENTIAL ANNOUNCES FOURTH QUARTER AND
           FULL YEAR OPERATING RESULTS AND DECLARES DIVIDEND


(CHICAGO, IL) AMLI RESIDENTIAL PROPERTIES TRUST (NYSE: AML) announces today operating results for the fourth quarter and year ended
December 31, 2003.

EARNINGS
--------

Net income for the quarter and year ended December 31, 2003 was $13,533,000 and $26,104,000, respectively, as compared to $8,752,000 and $40,355,000, respectively, in the year earlier periods. Diluted Earnings Per Share ("EPS") for the quarter ended December 31, 2003 was $0.55, compared to $0.40 for the comparable period of 2002, an increase of 37.5%. For the year ended December 31, 2003, EPS was $1.00 compared to $1.80 for the year ended December 31, 2002, a decrease of 44.4%.

Funds From Operations ("FFO") for the fourth quarter 2003 were $15,025,000, or $0.55 per common share, compared to $13,859,000, or $0.56 per common share, for the fourth quarter 2002, a per share decrease of 1.8%. Actual results were consistent with AMLI's most recent guidance and equal to First Call's most recent estimate. The fourth quarter's results include a $491,000 after-tax provision ($700,000 pre-tax), or approximately $0.02 per common share, for loss on land held for development or sale by the Company and a consolidated subsidiary. FFO for the year ended December 31, 2003 was $54,215,000, or $2.12 per share, compared to $60,098,000, or $2.35 per share, for the year ended December 31, 2002, a per share decrease of 9.8%.


"The fourth quarter was an active one for AMLI, and our actual operating results were as we expected," commented Allan J. Sweet, AMLI President. "On balance, we were very pleased with 2003. Although we continued to be challenged by declining rental rates throughout the year, we were encouraged by an increase in occupancy across our portfolio. Our equity offering, which was used to fund new investment, was well received by the market, and we were very pleased with the 37% total return that our shareholders enjoyed. It was one of the highest of all REITs."

SAME COMMUNITY RESULTS
----------------------

On a combined same community basis, which includes both wholly-owned and co-investment communities (at 100%), for the quarter ended December 31, 2003 versus the prior year's comparable quarter, total community revenue decreased 0.6% (as a result of an increase in weighted average occupancy to 93.1% from 89.9% and a 2.5% decrease in weighted average collected revenue per occupied unit), operating expenses increased 6.8%, and net operating income ("NOI") decreased 5.2%.



Fourth Quarter 2003                                         Page 2
Supplemental Information         AMLI Residential Properties Trust

Comparing the fourth quarter of 2003 to the third quarter of 2003, total community revenue decreased 2.7% (as a result of a 0.4% decrease in weighted average occupancy and a 2.2% decrease in weighted average collected revenue per occupied unit), operating expenses decreased 8.0% and NOI increased 1.5%.

For the full year 2003 compared to the full year 2002, total community revenue decreased 2.6% (as a result of a 0.7% increase in weighted average occupancy and a 6.0% decrease in weighted average collected rent per occupied unit), operating expenses increased 3.1%, and NOI decreased 6.4%.

OTHER OPERATING RESULTS
-----------------------

Total community revenue, including both wholly-owned communities and co-investment communities (at 100%), was $65,232,000 and $262,596,000, respectively, for the quarter and year ended December 31, 2003, as compared with $64,583,000 and $258,658,000 for the comparable periods in 2002, a 1.0% and 1.5% increase, respectively.

Earnings before interest, taxes, depreciation and amortization ("EBITDA") for the quarter and year ended December 31, 2003 were $26,347,000 and $98,513,000, respectively, representing an increase of 7.0% and a decrease of 1.7%, respectively, from the same periods last year.

FOURTH QUARTER ACTIVITIES
-------------------------

During the fourth quarter, AMLI sold two wholly-owned communities, AMLI at Town Center and AMLI at Centennial Park in Overland Park, Kansas and two co-investment communities in which the Company owned a 25% interest, AMLI at Fossil Creek in Ft. Worth, Texas and AMLI at Park Bridge in Alpharetta, Georgia.

Also during the quarter, AMLI acquired the 90% partnership interest it did not already own in AMLI at Danada Farms in Wheaton, Illinois and the 60% partnership interest that it did not already own in AMLI at Oak Bend in Dallas, Texas. Additionally, AMLI acquired AMLI Knox-Henderson (formerly the Summit Belcourt) in Dallas, Texas.

AMLI closed permanent financing on three recently completed developments, AMLI at Barrett Walk in Atlanta, Georgia, AMLI at Cambridge Square in Overland Park, Kansas, and AMLI at Seven Bridges in Woodridge, Illinois. AMLI also funded an increase in the existing permanent loan on AMLI at Danada Farms in connection with the acquisition of the partner's interest as noted above.

The Company increased the commitment under its primary line of credit by $40 million to $240 million, repaid maturing mortgage financing on AMLI at Regents Crest and AMLI at Verandah, and increased availability under an amended filing of its equity capital shelf registration to $300 million.

Finally, AMLI acquired a parcel of land in Los Colinas (Dallas), Texas for future development.

SUBSEQUENT EVENTS
-----------------

In January 2004, the Company sold AMLI at Wells Branch in Austin, Texas, in which it owned a 25% interest and acquired the 60% partnership interest that it did not already own in AMLI on Timberglen in Dallas, Texas. Additionally in February AMLI prepaid, without penalty, mortgage loans encumbering two wholly-owned communities that were maturing shortly, AMLI at Nantucket and AMLI on Timberglen.



Fourth Quarter 2003                                         Page 3
Supplemental Information         AMLI Residential Properties Trust

As announced yesterday, Gregory T. Mutz, one of AMLI's founders and current Chairman of the Board of Trustees, rejoined the Company as its Chief Executive Officer.

OUTLOOK
-------

As stated in the Company's guidance issued on December 22, 2003, AMLI's current expectation for full year 2004 FFO per share is in the range of $2.00 to $2.16 per share (generally plus or minus $0.02 per share per quarter based on current mid-range estimates of $0.53, $0.48, $0.52 and $0.55 per share per quarter).

DIVIDEND
--------

Yesterday, the Board of Trustees declared a quarterly dividend of $0.48 per common share. This dividend is payable on February 24, 2004 to all common shareholders of record as of February 13, 2004 and is based on an annual dividend rate of $1.92 per common share.

CONFERENCE CALL
---------------

AMLI will hold a conference call on Wednesday, February 4, 2004 at 3:30 p.m. Eastern Time. The toll-free number for the call is 888-780-9654-
Passcode: AMLI, and should be accessed approximately 5 minutes prior to conference time. A live webcast of the conference call will also be available in the 'Company Info' section on AMLI's website (www.amli.com/ comp/) and at www.streetevents.com. Additionally, an on-line replay of the webcast will be available for 60 days following the call.

SUPPLEMENTAL INFORMATION
------------------------

AMLI produces Quarterly Supplemental Information that provides detailed information regarding the Company's activities during the quarter. The Fourth Quarter Supplemental Information is available in the 'Company Info' section on our website (www.amli.com/comp/) under 'Shareholder Reports.'

DEFINITIONS
-----------

This press release and the Quarterly Supplemental Information described above contain certain non-GAAP ("Generally Accepted Accounting Principles") information that is generally provided by most publicly-traded residential REITs and that we believe may be of interest and use to the investment community.

Except where indicated, community revenue, community expenses, net operating income ("NOI") and earnings before interest, taxes, depreciation and amortization ("EBITDA") are computed based on various line items included in our consolidated statements of income prepared in accordance with GAAP. Where indicated, this information is presented on a basis that includes AMLI's proportionate share of the non-GAAP financial measures of its co-investment partnerships.

Reconciliations of all non-GAAP financial measures to GAAP financial measures are included in the Company's Quarterly Supplemental Financial information, primarily pages 24, 25 and 26.

EBITDA is NOI (including AMLI's proportionate share of the NOI of its co-investment partnerships) plus all fees and interest income and income from the Service Companies and gains or losses from sales or valuation of land and other income, less general and administration expense.




Fourth Quarter 2003                                         Page 4
Supplemental Information         AMLI Residential Properties Trust

FUNDS FROM OPERATIONS ("FFO") is EBITDA less interest expense (including AMLI's proportionate share of the interest expense of its co-investment partnerships and amortization of deferred financing expense) and any income taxes.

Additional definitions can be found in the Quarterly Supplemental
Information.


About AMLI
----------

The AMLI<registered trademark> portfolio currently includes 70 apartment communities containing 26,831 apartment homes, with an additional 1,817 apartment homes under development or in lease-up in five locations. AMLI is focused on the development, acquisition and management of institutional quality multifamily communities in the Southeast, Southwest, Midwest and Mountain regions of the U.S. AMLI Residential also serves as institutional advisor and asset manager for large pension funds, tax-exempt foundations and other financial institutions through AMLI's co-investment business. AMLI employs approximately 850 people who are dedicated to achieving AMLI's mission--Provide An Outstanding Living Environment For Our Residents. More information on AMLI is available at www.amli.com.

FORWARD-LOOKING STATEMENTS
--------------------------

Certain matters discussed in this press release are forward-looking statements within the meaning of Federal Securities Law. Although the Company believes expectations reflected in such forward looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.

Forward-looking statements can be identified by the Company's use of the words "project," "believe," "expect," "anticipate," "intend," "estimate," "assume," and other similar expressions that predict or indicate future events, achievements or trends or that do not relate to historical matters.

The Company does not assure the future results or outcome of the matters described in forward-looking statements; rather, these statements merely reflect the Company's current expectations of the approximate outcomes of the matters discussed. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond the Company's control. The reader is cautioned to make his/her own judgment with regard to the statements discussed in this press release and the assumption noted by the Company herein.

The Company is making forward-looking statements because it believes investors, analysts and others, many of whom prepare models and projections of the Company's performance, are interested in the Company's current estimates of its future activities. The Company advises such parties to make their own determination of any relevant or material assumption used by them.

Many factors may cause the Company's actual performance in any period or periods to differ materially from the anticipated future performance expressed or implied by these forward-looking statements. Certain of the factors that could cause the Company's actual performance to differ materially from those expressed or implied by these forward-looking statements include, but are not limited to, general economic conditions, local real estate conditions, the timely development and lease-up of communities, other risks detailed from time to time in the Company's SEC reports, including the annual report on form 10-K for the year ended December 31, 2002.

                              #  #  #  #



Fourth Quarter 2003                                         Page 5
Supplemental Information         AMLI Residential Properties Trust


AMLI RESIDENTIAL                                          SELECTED FINANCIAL AND OPERATING INFORMATION
                                                                                         Quarter Ended
                                                                                             Unaudited
                                                         (Dollars in thousands, except for share data)



                                        2003                                      2002
                    ------------------------------------------------------------------------------------
                        Dec 31    Sep 30   Jun 30(j)  Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------

REVENUE
-------

TOTAL REVENUE
Consolidated (a). . .   $ 30,748    29,336    25,028    24,800     26,081    26,007    26,714     25,673
Combined, including
  share of partner-
  ships (b) . . . . .     42,233    41,714    37,670    36,938     38,208    38,665    38,548     36,928

TOTAL COMMUNITY REVENUE
Consolidated. . . . .     28,820    25,898    23,108    22,733     22,725    23,022    23,140     22,923
Combined, including
  share of partnerships   41,165    39,098    36,630    35,723     36,009    36,626    36,217     35,654
Combined, including
  partnerships at 100%    65,232    67,500    66,000    63,864     64,583    65,828    64,793     63,454


EARNINGS AND CASH FLOWS
-----------------------

EBITDA (c). . . . . .     26,347    26,139    22,413    23,614     24,627    24,460    25,928     25,232
FFO . . . . . . . . .     15,025    14,684    11,789    12,717     13,859    14,306    16,105     15,828
AFFO. . . . . . . . .     13,953    13,253    10,559    11,408     13,072    12,926    14,646     14,601
Net income. . . . . .     13,533     5,935     2,928     3,708      8,752    17,652     7,291      6,660
Dividends (d) . . . .     13,010    11,787    11,758    11,733     11,926    12,316    12,432     12,286
Cash flows from
  operating activities    16,794    20,661    15,094    11,642     11,200    17,111    19,077     10,143
Cash flows from
  investing activities   (50,630) (113,754)   (8,576)  (20,700)    15,284    50,083   (50,122)    (7,637)
Cash flows from
  financing activities    33,683    90,210    (4,021)    9,496    (27,701)  (67,685)   32,758     (5,981)




Fourth Quarter 2003                                                                             Page 6
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                              SELECTED FINANCIAL AND OPERATING INFORMATION - CONTINUED
                                                                                         Quarter Ended
                                                                                             Unaudited
                                                         (Dollars in thousands, except for share data)


                                        2003                                      2002
                    ------------------------------------------------------------------------------------
                        Dec 31    Sep 30   Jun 30(j)  Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------
PER SHARE DATA -
DILUTED
-----------------
FFO . . . . . . . . .   $   0.55      0.57      0.48      0.52       0.56      0.56      0.62       0.61
AFFO. . . . . . . . .       0.51      0.51      0.43      0.47       0.53      0.51      0.56       0.56
Net income allocable
  to common shares. .       0.55      0.21      0.06      0.10       0.40      0.87      0.29       0.26
Common dividends. . .       0.48      0.48      0.48      0.48       0.48      0.48      0.48       0.48
FFO payout ratio
  (based on per
  share amounts). . .        87%       84%      100%       92%        86%       86%       78%        79%
AFFO payout ratio
  (based on per
  share amounts). . .        94%       94%      111%      102%        91%       95%       86%        86%

NUMBER OF
APARTMENT HOMES
---------------
STABILIZED COMMUNITIES

Wholly-owned. . . . .     14,980    14,100    12,260    12,260     11,722    11,851    12,441     12,247
Partnerships. . . . .     12,427    14,189    16,271    15,573     15,811    15,595    15,911     15,011
                      ---------------------------------------- ------------------------------ ----------
                          27,407    28,289    28,531    27,833     27,533    27,446    28,352     27,258
                      ---------------------------------------- ------------------------------ ----------

COMMUNITIES UNDER
 DEVELOPMENT
 AND/OR LEASE-UP
-----------------
Wholly-owned. . . . .        322       322       322       322        322       542       542        322
Partnerships. . . . .      1,495     1,495     1,495     1,919      2,219     2,215     2,215      2,615
                      ---------------------------------------- ------------------------------ ----------
                           1,817     1,817     1,817     2,241      2,541     2,757     2,757      2,937
                      ---------------------------------------- ------------------------------ ----------
Total . . . . . . . .     29,224    30,106    30,348    30,074     30,074    30,203    31,109     30,195
                      ======================================== ============================== ==========

See notes on following pages

Fourth Quarter 2003                                                                             Page 7
Supplemental Information                                             AMLI Residential Properties Trust


AMLI RESIDENTIAL                                          SELECTED FINANCIAL AND OPERATING INFORMATION
                                                                                         Quarter Ended
                                                                                             Unaudited
                                                         (Dollars in thousands, except for share data)


                                        2003                                      2002
                    ------------------------------------------------------------------------------------
                        Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------
CAPITALIZATION
--------------

REAL ESTATE AT COST,
 BEFORE DEPRECIATION
Consolidated. . . . . $1,034,448   948,532   794,934   794,908    768,281   793,559   813,089    802,320
Combined, including
 share of partnerships 1,431,351 1,367,243 1,247,145 1,242,259  1,221,309 1,237,355 1,263,186  1,208,133
Combined, including
 partnerships at 100%  2,191,248 2,210,026 2,205,101 2,185,711  2,170,783 2,159,926 2,171,530  2,065,698

TOTAL ASSETS
Consolidated. . . . . $1,163,334 1,069,187   953,547   950,693    920,854   919,849   964,800    915,344
Combined, including
 share of partnerships 1,380,163 1,285,536 1,173,354 1,169,970  1,148,778 1,146,244 1,170,959  1,112,731

DEBT
Consolidated. . . . . $  610,513   522,672   462,781   457,950    421,554   403,193   450,268    405,126
Combined, including
 share of partnerships   820,090   731,110   674,373   669,648    637,726   620,184   648,965    592,300

SHARE INFORMATION
Common shares
 outstanding (g). . . 21,394,56819,503,20716,928,64016,787,100 16,695,25017,557,17818,120,296 18,110,659
Preferred shares
 outstanding (e). . .  4,025,000 4,025,000 4,025,000 4,025,000  4,025,000 4,025,000 4,025,000  4,025,000
Operating Partnership
 units outstanding
 (f). . . . . . . . .  1,743,396 3,473,482 3,545,993 3,547,685  3,618,803 3,652,165 3,655,364  3,664,396
                      ---------------------------------------- ------------------------------ ----------
Total shares and
 units outstanding. . 27,162,96427,001,68924,499,63324,359,785 24,339,05325,234,34325,800,660 25,800,055
                      ======================================== ============================== ==========




Fourth Quarter 2003                                                                             Page 8
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                              SELECTED FINANCIAL AND OPERATING INFORMATION - CONTINUED
                                                                                         Quarter Ended
                                                                                             Unaudited
                                                         (Dollars in thousands, except for share data)

                                        2003                                      2002
                    ------------------------------------------------------------------------------------
                        Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------
Weighted average shares
 and units outstanding27,069,01025,813,84424,433,34824,348,851 24,653,12825,542,93325,800,241 25,787,270

Share price,
 end of period. . . . $    26.80     26.20     23.55     21.05      21.28     22.08     26.00      25.22

EQUITY MARKET
 CAPITALIZATION . . .    727,967   707,444   576,966   512,773    517,935   557,174   670,817    650,677

MARKET CAPITALIZATION
Consolidated. . . . . $1,338,480 1,230,116 1,039,747   970,723    939,489   960,367 1,121,085  1,055,803
Combined, including
 share of partnerships 1,548,057 1,441,528 1,251,339 1,182,421  1,158,413 1,177,358 1,319,782  1,242,977
Combined,including
 partnerships at 100%  2,342,918 2,347,468 2,280,515 2,166,147  2,188,835 2,113,925 2,334,010  2,179,544

DEBT SERVICE (h)
----------------
INTEREST EXPENSE

Consolidated. . . . . $    6,030     5,686     5,913     6,296      6,560     6,027     6,046      5,762
Combined, including
 share of partnerships     9,926     9,557     9,754    10,042     10,363     9,930     9,656      9,175

CAPITALIZED INTEREST

Consolidated. . . . .        521       498       643       392        353     1,013       962      1,054
Combined, including
 share of partnerships       546       540       734       444        423     1,051       985      1,072

SCHEDULED PRINCIPAL
 PAYMENTS (normal
 amortization)

Consolidated. . . . .      1,004     1,043       968       952      1,094     1,075     1,105      1,183
Combined, including
 share of partnerships     1,564     1,583     1,512     1,528      1,657     1,619     1,634      1,735

See notes on following pages

Fourth Quarter 2003                                                                             Page 9
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                          SELECTED FINANCIAL AND OPERATING INFORMATION
                                                                                         Quarter Ended
                                                                                             Unaudited
                                                         (Dollars in thousands, except for share data)

                                        2003                                      2002
                    ------------------------------------------------------------------------------------
                        Dec 31    Sep 30  Jun 30 (j)  Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------
OPERATIONAL RATIOS
------------------

EBITDA, AS PERCENT
 OF TOTAL MARKET
 CAPITALIZATION
Consolidated. . . . .       7.8%      8.1%      8.5%      9.7%      10.5%     10.2%      9.2%       9.6%
Combined, including
 share of unconsoli-
 dated affiliates debt      6.7%      6.9%      7.1%      8.0%       8.5%      8.3%      7.9%       8.1%

INTEREST COVERAGE
Consolidated. . . . .        3.9       4.0       3.8       3.7        3.8       4.1       4.3        4.4
Combined, including
 share of partnerships       2.5       2.5       2.3       2.4        2.4       2.5       2.7        2.7

FIXED CHARGE COVERAGE (i)
Consolidated. . . . .        3.0       3.0       2.8       2.9        2.9       3.1       3.2        3.2
Combined, including
 share of partnerships       2.1       2.1       1.9       2.0        2.0       2.1       2.2        2.2

FINANCIAL RATIOS
----------------

DEBT TO TOTAL MARKET
 CAPITALIZATION
Consolidated. . . . .      45.6%     42.5%     44.5%     47.2%      44.9%     42.0%     40.2%      38.4%
Combined, including
 share of uncon-
 solidated affiliates      53.0%     50.9%     53.9%     56.6%      55.3%     52.7%     49.2%      47.7%

DEBT TO TOTAL ASSETS, AT
 COST (before
 depreciation)
Consolidated. . . . .      46.8%     43.3%     42.7%     42.5%      40.5%     38.9%     41.6%      39.4%
Combined, including
 share of partnerships     52.6%     49.9%     50.0%     50.1%      48.8%     47.8%     49.1%      47.2%

Fourth Quarter 2003                                                                            Page 10
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                              SELECTED FINANCIAL AND OPERATING INFORMATION - CONTINUED
                                                                                         Quarter Ended
                                                                                             Unaudited
                                                         (Dollars in thousands, except for share data)

Notes:

  (a)All references to "Consolidated" refer to disclosures that are derived from numbers directly on the
     Company's consolidated financial statements, which are prepared in accordance with GAAP and reflect the Company's interest in unconsolidated partnerships on the equity method.

     Reconciliation of Consolidated Total Revenue for each quarter is as follows:

                                       2003                                      2002
                   --------------------------------------------------------------------------------------
                        Dec 31    Sep 30  Jun 30 (j)  Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------
      Community
       revenue. . . .   $ 28,820    25,898    23,108    22,733     22,725    23,022    23,140     22,923
      Income from
       partnerships .      1,596     1,309     1,469     1,457      1,751     1,569     2,255      2,029
      Other income. .        644     1,400       700       652      1,133     1,336     1,343        951
       Income (loss)
       from the
       Service
       Companies. . .       (312)      729      (249)      (42)       472        80       (24)      (230)
                        --------  --------  --------  --------   --------  --------  --------   --------
      Consolidated
       total revenue
       (see line item
       detail on
       page 15) . . .   $ 30,748    29,336    25,028    24,800     26,081    26,007    26,714     25,673
                        ========  ========  ========  ========   ========  ========  ========   ========

  (b)All references to "Combined", "Combined, including share of partnerships" or the like refer to calculations derived by combining the Company's consolidated financial information with the Company's pro rata share of its partnerships' financial information.  Excludes revenues of the Service Companies.

  (c)Starting 2003, includes an adjustment to add back the Service Companies' taxes and depreciation (see page 45).  In prior periods the Service Companies were not consolidated and this adjustment was not made.

  (d)Represents dividends paid on all common and preferred shares.

  (e)All preferred shares are convertible to common shares at the option of the holder.


Fourth Quarter 2003                                                                            Page 11
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                              SELECTED FINANCIAL AND OPERATING INFORMATION - CONTINUED
                                                                                         Quarter Ended
                                                                                             Unaudited
                                                         (Dollars in thousands, except for share data)




  (f)Represents Minority Interest on the Company's Consolidated Balance Sheets.

  (g)Includes 43,400, 47,900 and 46,900 restricted shares as of June 30, 2003, September 30, 2003 and
     December 31, 2003, respectively.

  (h)Excludes amortization of deferred and other financing costs.

  (i)Includes interest expense and preferred dividends and excludes principal amortization.

  (j)Non-cash impairment loss of $1,191 recorded as a charge against net income in the three months ended
     June 30, 2003 had previously not been recorded as a charge against EBITDA, FFO and AFFO.  As a result of recent guidance from the Securities and Exchange Commission, EBITDA, FFO and AFFO for the three months ended June 30, 2003, together with related per share amounts, have been revised downward to include this change.



























Fourth Quarter 2003                                                                            Page 12
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                 FUNDS FROM OPERATIONS
                                                                                         Quarter Ended
                                                                                             Unaudited
                                                         (Dollars in thousands, except for share data)

                                        2003                                      2002
                    ------------------------------------------------------------------------------------
                        Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------

Company's share of
 communities' EBITDA
 (a). . . . . . . . . $   27,005    24,624    23,986    24,139     24,810    24,182    25,822     26,051

Share of Service
 Companies'
 EBITDA/FFO (b) . . .        103     1,720       228       563        472        80       (24)      (230)
Other income. . . . .         87       193       188       196        199       242        83        364
Co-investment fee
 income (c) . . . . .        557     1,207       512       456        934     1,094     1,260        587
General and
 administrative . . .     (1,255)   (1,605)   (1,310)   (1,740)    (1,238)   (1,138)   (1,213)    (1,540)
Non-cash impairment
 loss (on investment
 community in 2003) .       (150)    --       (1,191)    --          (550)    --        --         --
                      ---------------------------------------- ------------------------------ ----------

EARNINGS BEFORE INTEREST,
 TAXES, DEPRECIATION
 AND AMORTIZATION
 (EBITDA) . . . . . .     26,347    26,139    22,413    23,614     24,627    24,460    25,928     25,232
                      ---------------------------------------- ------------------------------ ----------

INTEREST EXPENSE (d)
Wholly-owned communities
 and portfolio debt .     (6,941)   (6,537)   (6,253)   (6,492)    (6,784)   (6,235)   (6,242)    (5,946)
Share of partnership
 communities. . . . .     (3,966)   (3,927)   (3,894)   (3,800)    (3,984)   (3,919)   (3,581)    (3,458)
                      ---------------------------------------- ------------------------------ ----------
                         (10,907)  (10,464)  (10,147)  (10,292)   (10,768)  (10,154)   (9,823)    (9,404)
                      ---------------------------------------- ------------------------------ ----------






Fourth Quarter 2003                                                                            Page 13
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                     FUNDS FROM OPERATIONS - CONTINUED
                                                                                         Quarter Ended
                                                                                             Unaudited
                                                         (Dollars in thousands, except for share data)


                                        2003                                      2002
                    ------------------------------------------------------------------------------------
                        Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------
SERVICE COMPANIES TAXES
 AND DEPRECIATION AND
 AMORTIZATION
  Taxes . . . . . . .        391      (213)      303       155      --        --        --         --
  Depreciation and
   amortization . . .       (806)     (778)     (780)     (760)     --        --        --         --
                      ---------------------------------------- ------------------------------ ----------
                            (415)     (991)     (477)     (605)     --        --        --         --
                      ---------------------------------------- ------------------------------ ----------
FUNDS FROM OPERATIONS
 (FF0). . . . . . . .     15,025    14,684    11,789    12,717     13,859    14,306    16,105     15,828
                      ---------------------------------------- ------------------------------ ----------
CAPITAL EXPENDITURES
 PAID FROM FFO (e)
Wholly-owned
 communities. . . . .       (842)   (1,100)     (834)   (1,084)      (573)   (1,093)   (1,159)    (1,005)
Share of partnership
 communities. . . . .       (230)     (331)     (396)     (225)      (214)     (287)     (300)      (222)
                      ---------------------------------------- ------------------------------ ----------
                          (1,072)   (1,431)   (1,230)   (1,309)      (787)   (1,380)   (1,459)    (1,227)
                      ---------------------------------------- ------------------------------ ----------
ADJUSTED FUNDS FROM
 OPERATIONS (AFFO). . $   13,953    13,253    10,559    11,408     13,072    12,926    14,646     14,601
                      ======================================== ============================== ==========

Notes:

  (a)Includes discontinued operations.  See page 41 for reconciliation of community revenue and expenses to the Company's share of communities' EBITDA.

  (b)In 2003, includes share of EBITDA, net of intercompany interest elimination.  In 2002, includes interest income and share of income from the Service Companies.

  (c)See page 44.

  (d)Includes amortization of deferred and other financing costs.

  (e)For details, refer to the Company's Management Discussion and Analysis in the relevant Form 10-K or
     Form 10-Q filed with the SEC.

Fourth Quarter 2003                                                                            Page 14
Supplemental Information                                             AMLI Residential Properties Trust


AMLI RESIDENTIAL                                             CONSOLIDATED (a) STATEMENTS OF OPERATIONS
                                                                                    Three Months Ended
                                                                                             Unaudited
                                                         (Dollars in thousands, except for share data)


                                        2003                                      2002
                    ------------------------------------------------------------------------------------
                        Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------
RENTAL OPERATIONS
Revenue:
 Rental . . . . . . . $   26,838    23,922    21,395    21,306     21,413    21,469    21,685     21,563
 Other. . . . . . . .      1,982     1,976     1,713     1,427      1,312     1,553     1,455      1,360
                      ---------------------------------------- ------------------------------ ----------
                          28,820    25,898    23,108    22,733     22,725    23,022    23,140     22,923
                      ---------------------------------------- ------------------------------ ----------
Expenses:
 Rental . . . . . . .     12,370    11,823    10,188     9,670      9,310    10,151     9,545      8,892
 Depreciation . . . .      7,193     5,635     4,720     4,692      4,578     4,533     4,468      4,395
                      ---------------------------------------- ------------------------------ ----------
                          19,563    17,458    14,908    14,362     13,888    14,684    14,013     13,287
                      ---------------------------------------- ------------------------------ ----------
                           9,257     8,440     8,200     8,371      8,837     8,338     9,127      9,636
Income from
 partnerships (b) . .      1,596     1,309     1,469     1,457      1,751     1,569     2,255      2,029
                      ---------------------------------------- ------------------------------ ----------
Income from rental
 operations . . . . .     10,853     9,749     9,669     9,828     10,588     9,907    11,382     11,665
                      ---------------------------------------- ------------------------------ ----------

OTHER INCOME
 AND EXPENSES
 Fee income from
  unconsolidated
  partnerships. . . .        557     1,207       512       456        934     1,094     1,260        587
 Other income . . . .         87       193       188       196        199       242        83        364
 Interest and amorti-
  zation of deferred
  financing costs . .     (6,324)   (5,949)   (5,694)   (5,941)    (6,494)   (5,958)   (5,956)    (5,681)
                      ---------------------------------------- ------------------------------ ----------
                          (5,680)   (4,549)   (4,994)   (5,289)    (5,361)   (4,622)   (4,613)    (4,730)
                      ---------------------------------------- ------------------------------ ----------




Fourth Quarter 2003                                                                            Page 15
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                 CONSOLIDATED (a) STATEMENTS OF OPERATIONS - CONTINUED
                                                                                    Three Months Ended
                                                                                             Unaudited
                                                         (Dollars in thousands, except for share data)

                                        2003                                      2002
                    ------------------------------------------------------------------------------------
                        Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------
SERVICE COMPANIES'
 OPERATIONS
 Total revenue. . . .     16,640    19,144    14,041    22,153      --        --        --         --
 Total expenses . . .     16,953    18,415    14,290    22,195      --        --        --         --
 Interest and share
  of loss from the
  Service Companies .      --        --        --        --           472        80       (24)      (230)
                      ---------------------------------------- ------------------------------ ----------
                            (312)      729      (249)      (42)       472        80       (24)      (230)
                      ---------------------------------------- ------------------------------ ----------

General and
 Administrative . . .      1,255     1,605     1,310     1,740      1,238     1,138     1,213      1,540

Provision for loss on
 land held for
 development or sale.        150     --        --        --           550     --        --         --
                      ---------------------------------------- ------------------------------ ----------
INCOME FROM CONTINUING
 OPERATIONS BEFORE
 SHARE OF GAINS ON
 SALES OF PROPERTIES.      3,456     4,324     3,116     2,757      3,911     4,227     5,532      5,165
Gain on sale of
 residential property
 including share of
 gains on sales of a
 partnership's
 properties . . . . .      4,325     1,959     --        --         --          678       605      --
Impairment of invest-
 ment in partnership.      --        --       (1,191)    --         --        --        --         --
                      ---------------------------------------- ------------------------------ ----------
INCOME FROM CONTINUING
 OPERATIONS BEFORE
 MINORITY INTEREST. .      7,781     6,283     1,925     2,757      3,911     4,905     6,137      5,165
  Minority interest .        586       697       (10)      137        341       497       704        524
                      ---------------------------------------- ------------------------------ ----------
INCOME FROM CONTINUING
 OPERATIONS . . . . .      7,195     5,586     1,935     2,620      3,570     4,408     5,433      4,641
                      ---------------------------------------- ------------------------------ ----------



Fourth Quarter 2003                                                                            Page 16
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                 CONSOLIDATED (a) STATEMENTS OF OPERATIONS - CONTINUED
                                                                                    Three Months Ended
                                                                                             Unaudited
                                                         (Dollars in thousands, except for share data)


                                        2003                                      2002
                    ------------------------------------------------------------------------------------
                        Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------
Income from discon-
 tinued operations,
 net of minority
 interest . . . . . .      1,225       349       993     1,088      1,345     1,417     1,858      2,019
Gain on sale of discon-
 tinued operations,
 net of minority
 interest . . . . . .      5,113     --        --        --         3,837    11,827     --         --
                      ---------------------------------------- ------------------------------ ----------
                           6,338       349       993     1,088      5,182    13,244     1,858      2,019
                      ---------------------------------------- ------------------------------ ----------

NET INCOME. . . . . .     13,533     5,935     2,928     3,708      8,752    17,652     7,291      6,660
Net income attributable
 to preferred shares.      1,980     1,981     1,980     1,981      1,981     1,980     1,946      2,082
                      ---------------------------------------- ------------------------------ ----------
NET INCOME ATTRIBUTABLE
 TO COMMON SHARES . . $   11,553     3,954       948     1,727      6,771    15,672     5,345      4,578
                      ======================================== ============================== ==========

Notes:

  (a)All references to "Consolidated" refer to disclosures that are derived from numbers directly on the
     Company's consolidated financial statements, which are prepared in accordance with GAAP and reflect the Company's interest in unconsolidated partnerships on the equity method.

  (b)Includes other items of partnership operations such as interest income on invested funds, legal, audit and other costs of partnership administration including asset management fees paid to the Company, compensation received in the form of cash flow preference and share of income in excess of the Company's ownership percentage.








Fourth Quarter 2003                                                                            Page 17
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                 COMBINED (a) STATEMENTS OF OPERATIONS
                                                                                    Three Months Ended
                                                                                             Unaudited
                                                         (Dollars in thousands, except for share data)


                                        2003                                      2002
                    ------------------------------------------------------------------------------------
                        Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------
RENTAL OPERATIONS
Revenue:
 Rental . . . . . . . $   38,116    36,111    33,877    33,402     33,844    34,117    33,927     33,485
 Other. . . . . . . .      2,800     2,987     2,753     2,321      2,165     2,509     2,290      2,169
                      ---------------------------------------- ------------------------------ ----------
                          40,916    39,098    36,630    35,723     36,009    36,626    36,217     35,654
                      ---------------------------------------- ------------------------------ ----------
Expenses:
 Rental . . . . . . .     17,108    17,341    15,820    14,889     14,345    15,826    14,841     13,820
 Depreciation . . . .      9,864     8,568     7,836     7,811      7,686     7,597     7,425      7,264
                      ---------------------------------------- ------------------------------ ----------
                          26,972    25,909    23,656    22,700     22,031    23,423    22,266     21,084
                      ---------------------------------------- ------------------------------ ----------
                          13,944    13,189    12,974    13,023     13,978    13,203    13,951     14,570
Income from
 partnerships . . . .      --        --        --        --         --        --        --         --
                      ---------------------------------------- ------------------------------ ----------
Income from rental
 operations . . . . .     13,944    13,189    12,974    13,023     13,978    13,203    13,951     14,570
                      ---------------------------------------- ------------------------------ ----------

OTHER INCOME
 AND EXPENSES
 Fee income from
  unconsolidated
  partnerships. . . .        557     1,207       512       456        934     1,094     1,260        587
 Other income (b) . .        962       680       777       801        793       865     1,095        917
 Interest and amorti-
  zation of deferred
  financing costs . .    (10,290)   (9,876)   (9,588)   (9,741)   (10,478)   (9,877)   (9,537)    (9,139)
                      ---------------------------------------- ------------------------------ ----------
                          (8,771)   (7,989)   (8,299)   (8,484)    (8,751)   (7,918)   (7,182)    (7,635)
                      ---------------------------------------- ------------------------------ ----------




Fourth Quarter 2003                                                                            Page 18
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                     COMBINED (a) STATEMENTS OF OPERATIONS - CONTINUED
                                                                                    Three Months Ended
                                                                                             Unaudited
                                                         (Dollars in thousands, except for share data)


                                        2003                                      2002
                    ------------------------------------------------------------------------------------
                        Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------
SERVICE COMPANIES'
 OPERATIONS
 Total revenue. . . .     16,640    19,144    14,041    22,153      --        --        --         --
 Total expenses . . .     16,952    18,415    14,290    22,195      --        --        --         --
 Interest and share
  of loss from the
  Service Companies .      --        --        --        --           472        80       (24)      (230)
                      ---------------------------------------- ------------------------------ ----------
                            (312)      729      (249)      (42)       472        80       (24)      (230)
                      ---------------------------------------- ------------------------------ ----------

GENERAL AND
 ADMINISTRATIVE . . .      1,255     1,605     1,310     1,740      1,238     1,138     1,213      1,540

Provision for loss on
 land held for
 development or sale.        150     --        --        --           550     --        --         --
                      ---------------------------------------- ------------------------------ ----------
INCOME FROM CONTINUING
 OPERATIONS BEFORE
 SHARE OF GAINS ON
 SALES OF PROPERTIES.      3,456     4,324     3,116     2,757      3,911     4,227     5,532      5,165
Gain on sale of
 residential property
 including share of
 gains on sales of
 a partnership's
 properties . . . . .      4,325     1,959     --        --         --          678       605      --
Impairment of
 investment in
 partnership. . . . .      --        --       (1,191)    --         --        --        --         --
                      ---------------------------------------- ------------------------------ ----------
INCOME FROM CONTINUING
 OPERATIONS BEFORE
 MINORITY INTEREST. .      7,781     6,283     1,925     2,757      3,911     4,905     6,137      5,165
  Minority interest .        586       697       (10)      137        341       497       704        524
                      ---------------------------------------- ------------------------------ ----------
INCOME FROM CONTINUING
 OPERATIONS . . . . .      7,195     5,586     1,935     2,620      3,570     4,408     5,433      4,641
                      ---------------------------------------- ------------------------------ ----------

Fourth Quarter 2003                                                                            Page 19
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                     COMBINED (a) STATEMENTS OF OPERATIONS - CONTINUED
                                                                                    Three Months Ended
                                                                                             Unaudited
                                                         (Dollars in thousands, except for share data)


                                        2003                                      2002
                    ------------------------------------------------------------------------------------
                        Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------
Income from discontinued
 operations, net of
 minority interest. .      1,225       349       993     1,088      1,345     1,417     1,858      2,019
Gain on sale of
 discontinued operations,
 net of minority
 interest . . . . . .      5,113     --        --        --         3,837    11,827     --         --
                      ---------------------------------------- ------------------------------ ----------
                           6,338       349       993     1,088      5,182    13,244     1,858      2,019
                      ---------------------------------------- ------------------------------ ----------

NET INCOME. . . . . .     13,533     5,935     2,928     3,708      8,752    17,652     7,291      6,660
Net income attributable
 to preferred shares.      1,980     1,981     1,980     1,981      1,981     1,980     1,946      2,082
                      ---------------------------------------- ------------------------------ ----------
NET INCOME ATTRIBUTABLE
 TO COMMON SHARES . . $   11,553     3,954       948     1,727      6,771    15,672     5,345      4,578
                      ======================================== ============================== ==========

Notes:

  (a)All references to "Combined", "Combined, including share of partnerships" or the like refer to calculations derived by combining the Company's consolidated financial information with the Company's pro rata share of its partnerships' financial information.

  (b)Includes other items of partnership operations such as interest income on invested funds, legal, audit and other costs of partnership administration including asset management fees paid to the Company, compensation received in the form of cash flow preference and share of income in excess of the Company's ownership percentage.









Fourth Quarter 2003                                                                            Page 20
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                       CONSOLIDATED (a) BALANCE SHEETS
                                                                     (Unaudited, dollars in thousands)

                                        2003                                      2002
                    ------------------------------------------------------------------------------------
                        Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------

ASSETS
Rental apartments
 Land . . . . . . . . $  128,301   125,222   105,098   100,966     97,700    98,641    99,013     99,784
 Depreciable property    805,130   810,666   677,232   653,002    631,480   636,350   636,686    646,122
                      ---------------------------------------- ------------------------------ ----------
                         933,431   935,888   782,330   753,968    729,180   734,991   735,699    745,906
Less: Accumulated
 depreciation . . . .   (116,830) (138,343) (131,332) (125,786)  (120,268) (116,039) (110,733)  (112,501)
                      ---------------------------------------- ------------------------------ ----------
                         816,601   797,545   650,998   628,182    608,912   618,952   624,966    633,405
Rental apartments
 held for sale, net
 of accumulated
 depreciation . . . .     61,826     --        --        --         --        --       20,401      --
Rental apartments
 under development. .      --        --        --       26,692     24,943    34,532    25,477     13,254
Land held for
 development or sale.     15,200    12,644    12,604    14,248     14,158    24,036    24,372     43,160

Investments in
 partnerships (b) . .    147,291   169,363   193,244   193,356    197,517   192,734   221,487    187,327

Cash and
 cash equivalents . .      5,937     6,090     5,357     5,927      6,038     3,639     4,129      2,417
Service Companies'
 assets . . . . . . .     68,777    66,930    61,978    55,013     49,158     --        --         --
Notes and Advances to
 the Service Companies     --        --        --        --         --       26,719    26,379     19,048
Other assets and
 deferred costs,
 net (c). . . . . . .     47,702    16,615    29,366    27,275     20,128    19,237    17,589     16,733
                      ---------------------------------------- ------------------------------ ----------
    TOTAL ASSETS. . . $1,163,334 1,069,187   953,547   950,693    920,854   919,849   964,800    915,344
                      ======================================== ============================== ==========





Fourth Quarter 2003                                                                            Page 21
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                           CONSOLIDATED (a) BALANCE SHEETS - CONTINUED
                                                                     (Unaudited, dollars in thousands)


                                        2003                                      2002
                    ------------------------------------------------------------------------------------
                        Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------
LIABILITIES
Debt. . . . . . . . . $  610,513   522,672   462,781   457,950    421,554   403,193   450,268    405,126
Distributions in
 excess of investments
 in and earnings from
 partnerships . . . .      6,184     6,175     5,969     5,822      4,806     4,685     4,514      --
Accrued expenses and
 other liabilities. .     38,174    38,069    35,497    32,168     33,391    28,464    25,831     20,934
                      ---------------------------------------- ------------------------------ ----------
   TOTAL LIABILITIES.    654,871   566,916   504,247   495,940    459,751   436,342   480,613    426,060
                      ---------------------------------------- ------------------------------ ----------

Mandatorily redeemable
 convertible preferred
 shares . . . . . . .     93,247    93,247    93,247    93,247     93,247    93,247    93,247     93,287

Minority interest . .     31,203    61,718    61,579    63,198     65,728    67,428    66,433     67,339

Total shareholders'
 equity . . . . . . .    384,013   347,306   294,474   298,308    302,128   322,832   324,507    327,658
                      ---------------------------------------- ------------------------------ ----------
   TOTAL LIABILITIES
    AND SHAREHOLDERS'
    EQUITY. . . . . . $1,163,334 1,069,187   953,547   950,693    920,854   919,849   964,800    914,344
                      ======================================== ============================== ==========

Notes:

  (a)All references to "Consolidated" refer to disclosures that are derived from numbers directly on the
     Company's consolidated financial statements, which are prepared in accordance with GAAP and reflect the Company's interest in unconsolidated partnerships on the equity method.

  (b)See details in the Company's Form 10-K or Form 10-Q filed with the SEC.







Fourth Quarter 2003                                                                            Page 22
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                           CONSOLIDATED (a) BALANCE SHEETS - CONTINUED
                                                                     (Unaudited, dollars in thousands)
  (c)Includes the following:

                                        2003                                      2002
                    ------------------------------------------------------------------------------------
                        Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------
      Deferred financing
       costs, net . . $    6,094     5,887     4,982     3,877      3,962     3,568     3,724      4,025
      Deferred develop-
       ment costs . .      4,123     4,053     3,738     4,780      4,557     4,380     4,203      1,982
      Operating
       receivables
       and prepaid
       expenses . . .      3,530     1,989     2,340     3,007      3,311     1,856     2,074      3,045
      Deposits and
       restricted cash     2,248     2,420     2,179     2,166      3,016     2,830     2,212      2,892
      Notes receivable    30,112     1,874    10,960    11,168      2,179     2,132     2,086      2,988
      Advances to
       affiliates . .        576      (287)    4,655     1,524      2,381     3,493     2,524      1,178
      Other . . . . .      1,019       679       512       753        722       978       766        623
                      ---------------------------------------- ------------------------------ ----------
                      $   47,702    16,615    29,366    27,275     20,128    19,237    17,589     16,733
                      ======================================== ============================== ==========




















Fourth Quarter 2003                                                                            Page 23
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                           COMBINED (a) BALANCE SHEETS
                                                                     (Unaudited, dollars in thousands)

                                        2003                                      2002
                    ------------------------------------------------------------------------------------
                        Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------

ASSETS
Rental apartments
 Land . . . . . . . . $  177,625   178,058   162,671   156,655    153,873   154,160   155,011    150,081
 Depreciable property  1,112,374 1,141,120 1,039,799 1,002,147    984,053   985,362   997,119    966,158
                      ---------------------------------------- ------------------------------ ----------
                       1,289,999 1,319,178 1,202,470 1,158,802  1,137,926 1,139,522 1,152,130  1,116,239
Less: Accumulated
 depreciation . . . .   (156,297) (178,820) (174,068) (165,407)  (158,973) (151,636) (143,763)  (143,282)
                      ---------------------------------------- ------------------------------ ----------
                       1,133,702 1,140,358 1,028,402   993,395    978,953   987,886 1,008,367    972,957
Rental apartments
 held for sale, net
 of accumulated
 depreciation . . . .     61,826     --        --        --         --        --       20,401      --
Rental apartments
 under development. .     40,334    35,421    32,071    69,209     69,225    73,797    59,142     48,735
Land held for
 development or sale.     15,200    12,644    12,604    14,248     14,158    24,036    24,372     43,160
Investments in
 partnerships (b) . .      --        --        --        --         --        --        --         --
Cash and
 cash equivalents . .      8,817     9,699     8,898    10,058     13,042    11,593    11,394      8,546
Service Companies'
 assets . . . . . . .     68,777    66,930    61,978    55,013     49,158     --        --         --
Notes and Advances to
 the Service Companies     --        --        --        --         --       26,718    26,379     18,914
Other assets and
 deferred expenses,
 net (c). . . . . . .     51,507    20,484    29,401    28,047     24,242    22,214    20,904     20,419
                      ---------------------------------------- ------------------------------ ----------
    TOTAL ASSETS. . . $1,380,163 1,285,536 1,173,354 1,169,970  1,148,778 1,146,244 1,170,959  1,112,731
                      ======================================== ============================== ==========







Fourth Quarter 2003                                                                            Page 24
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                               COMBINED (a) BALANCE SHEETS - CONTINUED
                                                                     (Unaudited, dollars in thousands)


                                        2003                                      2002
                    ------------------------------------------------------------------------------------
                        Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------
LIABILITIES
Debt. . . . . . . . . $  820,090   731,110   674,373   669,648    637,726   620,184   648,965    592,300
Accrued expenses and
 other liabilities. .     51,610    52,155    49,681    45,569     49,949    42,553    37,807     32,147
                      ---------------------------------------- ------------------------------ ----------
   TOTAL LIABILITIES.    871,700   783,265   724,054   715,217    687,675   662,737   686,772    624,447
                      ---------------------------------------- ------------------------------ ----------

Mandatorily redeemable
 convertible preferred
 shares . . . . . . .     93,247    93,247    93,247    93,247     93,247    93,247    93,247     93,287

Minority interest . .     31,203    61,718    61,579    63,198     65,728    67,428    66,433     67,339

Total shareholders'
 equity . . . . . . .    384,013   347,306   294,474   298,308    302,128   322,832   324,507    327,658
                      ---------------------------------------- ------------------------------ ----------
   TOTAL LIABILITIES
    AND SHAREHOLDERS'
    EQUITY. . . . . . $1,380,163 1,285,536 1,173,354 1,169,970  1,148,778 1,146,244 1,170,959  1,112,731
                      ======================================== ============================== ==========

Notes:

  (a)All references to "Combined", "Combined, including share of partnerships" or the like refer to calculations derived by combining the Company's consolidated financial information with the Company's pro rata share of its partnerships' financial information.

  (b)See details in the Company's Form 10-K or Form 10-Q filed with the SEC.











Fourth Quarter 2003                                                                            Page 25
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                               COMBINED (a) BALANCE SHEETS - CONTINUED
                                                                     (Unaudited, dollars in thousands)
  (c)Includes the following:

                                        2003                                      2002
                    ------------------------------------------------------------------------------------
                        Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------
      Deferred financing
       costs, net . . $    7,482     7,358     6,510     5,465      5,600     5,180     5,847      5,586
      Deferred develop-
       ment costs . .      4,123     4,053     3,738     4,780      4,557     4,380     4,203      1,982
      Operating
       receivables
       and prepaid
       expenses . . .      4,297     2,206     2,716     3,492      4,077     1,996     2,877      3,549
      Deposits and
       restricted cash     3,581     4,139     3,423     3,221      4,655     4,245     3,309      4,203
      Notes receivable    30,112     1,874     8,277     8,485      2,179     2,132     2,086      2,988
      Advances to
       affiliates . .        522      (144)    3,956     1,565      2,202     3,000     1,670      1,178
      Other . . . . .      1,390       998       781     1,039        972     1,281       912        933
                      ---------------------------------------- ------------------------------ ----------
                      $   51,507    20,484    29,401    28,047     24,242    22,214    20,904     20,419
                      ======================================== ============================== ==========




















Fourth Quarter 2003                                                                            Page 26
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                     DEBT AND PREFERRED SHARES SUMMARY
                                                                                     December 31, 2003
                                                                     (Unaudited, dollars in thousands)

CONSOLIDATED DEBT (a)
---------------------
                                            Weighted
                                            Average    Years to
Type of                          Percent    Interest   Maturity                                  Variable
of Indebtedness       Balance    of Total   Rate (c)     (d)      Secured   Unsecured   Fixed      (e)
---------------       --------   --------   --------   --------   --------  ---------  --------  --------
Conventional
  mortgages . . . . . $333,063      54.6%       6.6%        5.6    333,063      --      333,063     --
Construction
  financing . . . . .    --            0%         0%        0.0      --         --        --        --
Tax-exempt debt . . .   50,250       8.2%       2.5%        0.8     50,250      --        --       50,250
Credit facilities (f)  218,000      35.7%       3.8%        2.4      --       218,000    85,000   133,000
Other (g) . . . . . .    9,200       1.5%       1.9%        0.0      --         9,200     --        9,200
                      --------    -------    -------    -------    -------    -------   -------   -------
    Total . . . . . . $610,513     100.0%       5.2%        4.0    383,313    227,200   418,063   192,450
                      ========    =======    =======    =======    =======    =======   =======   =======
  Percent of total. .                                                62.8%      37.2%     68.5%     31.5%
                                                                   =======    =======   =======   =======

COMBINED DEBT, INCLUDING SHARE OF PARTNERSHIPS (b)
--------------------------------------------------
                                            Weighted
                                            Average    Years to
Type of                          Percent    Interest   Maturity                                  Variable
of Indebtedness       Balance    of Total   Rate (c)     (d)      Secured   Unsecured   Fixed      (e)
---------------       --------   --------   --------   --------   --------  ---------  --------  --------
Conventional
  mortgages . . . . . $541,996      66.1%       6.8%        5.9    541,996      --      541,996     --
Construction
  financing . . . . .    4,246       0.5%       3.2%        2.4      4,246      --        --        4,246
Tax-exempt debt . . .   50,250       6.1%       2.5%        0.8     50,250      --        --       50,250
Credit facilities (f)  218,000      26.6%       3.8%        2.4      --       218,000    85,000   133,000
Other (g) . . . . . .    5,598       0.7%       1.9%        0.0      --         5,598     --        5,598
                      --------    -------    -------    -------    -------    -------   -------   -------
    Total . . . . . . $820,090     100.0%       5.7%        4.6    596,492    223,598   626,996   193,094
                      ========    =======    =======    =======    =======    =======   =======   =======
  Percent of total. .                                                72.7%      27.3%     76.5%     23.5%
                                                                   =======    =======   =======   =======
See notes on the following page

Fourth Quarter 2003                                                                            Page 27
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                     DEBT AND PREFERRED SHARES SUMMARY
                                                                                     December 31, 2003
                                                                     (Unaudited, dollars in thousands)

PREFERRED SHARES
----------------

                                                        Number of         Out-                  Current
                             Date          Original     Shares at       standing   Dividend    Liquidation
Security                   of Issue         Issue       Issuance         Shares      Rate      Preference
----------------------     ---------       --------     ---------       --------   --------    -----------

Convertible Preferred
  Series A                   1/30/96       $ 20,000     1,200,000        100,000      (h)           2,023

Convertible Preferred
  Series B                     (i)           75,000     3,125,000      3,125,000      (j)          76,500

Convertible Preferred
  Series D (k)              10/31/01         20,000       800,000        800,000      (l)          20,433



Notes:

  (a)All references to "Consolidated" refer to disclosures that are derived from numbers directly on the
     Company's consolidated financial statements, which are prepared in accordance with GAAP and reflect the Company's interest in unconsolidated partnerships on the equity method.

  (b)All references to "Combined", "Combined, including share of partnerships" or the like refer to calculations derived by combining the Company's consolidated financial information with the Company's pro rata share of its partnerships' financial information.

  (c)The Weighted Average Interest Rate for variable rate debt reflects (i) the variable rate in effect on the last day of the period (ii) the effective fixed interest rates on swaps and (iii) each financing's respective lender credit spread.

  (d)Years to Maturity reflects the expiration date of the credit enhancements supporting Tax-exempt debt, not the actual maturity dates of the bonds, which are in 2024.





Fourth Quarter 2003                                                                            Page 28
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                         DEBT AND PREFERRED SHARES SUMMARY - CONTINUED
                                                                                     December 31, 2003
                                                                     (Unaudited, dollars in thousands)



  (e)The following summarizes interest rate limitation and swap contracts associated with the Credit
     Facilities:


                                                                          Fixed Rate,
                                                                           Excluding
                                                                            Lender
     Type of                                                Notional        Credit           Term of
     Contract      Counterparty                              Amount         Spread          Contract
     --------      ------------                             --------      -----------    ---------------
     Swap          Harris Trust & Savings Bank               $15,000           6.405%    9/21/99  - 9/20/04
     Swap          Harris Trust & Savings Bank                10,000           6.438%    10/4/99  - 10/4/04
     Swap          Commerzbank                                15,000           4.378%    4/1/04 - 4/1/09
     Cap           Commerzbank                                15,000           4.000%    4/1/04 - 4/1/09
     Swap          PNC Bank, N.A.                             30,000           4.510%    4/1/04 - 4/1/09
                                                             -------
                                                             $85,000
                                                             =======

  (f)See note (c) on page 30.

  (g)Demand notes payable by the Company to its managed partnerships.  Combined amount is net of elimination of
     Company's share.

  (h)The dividend per share is equal to the common share dividend.

  (i)Funded in three installments of $25 million each on 3/9/98, 6/30/98 and 9/30/98.

  (j)The dividend per share is the greater of an annualized (i) $1.84 per share or (ii) the amount payable on the common shares.

  (k)800,000 preferred shares were issued at $25 per share.  These shares may be converted to 720,721 common shares, reflecting a conversion price of $27.75 per common share.

  (l)The dividend per share is the greater of an annualized (i) $2.1625 per share or (ii) the amount payable on the common shares.


Fourth Quarter 2003                                                                            Page 29
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                       DEBT MATURITIES
                                                                                     December 31, 2003
                                                                     (Unaudited, dollars in thousands)

CONSOLIDATED DEBT (a)
---------------------
                                                                                            Wtd. Average
                                                                                              Interest
                                                                                              Rate on
                    Scheduled          Due at                           Percent to            Maturing
Year               Amortization       Maturity          Total             Total                 Debt
----------         ------------      -----------     -----------        -----------         ------------
2004                  $  5,174         16,170            21,344               3.5%                 4.4%
2005                     5,471         31,024            36,495               6.0%                 8.2%
2006                     4,598        270,767           275,365              45.1%                 4.5%
2007                     2,813         75,073(c)         77,886              12.8%                 6.7%
2008                     2,434         11,301            13,735               2.2%                 6.9%
Thereafter              16,289        169,399(d)        185,688              30.4%                 5.6%
                      --------        -------           -------             ------                -----
    Total             $ 36,779        573,734           610,513             100.0%                 5.2%
                      ========        =======           =======             ======                =====
  Percent to Total        6.0%          94.0%            100.0%
                      ========        =======           =======


COMBINED DEBT, INCLUDING SHARE OF PARTNERSHIPS (b)
--------------------------------------------------
                                                                                            Wtd. Average
                                                                                              Interest
                                                                                              Rate on
                    Scheduled          Due at                           Percent to            Maturing
Year               Amortization       Maturity          Total             Total                 Debt
----------         ------------      -----------     -----------        -----------         ------------

2004                  $  7,357         15,008            22,365               2.7%                 4.8%
2005                     7,811         31,024            38,835               4.7%                 8.2%
2006                     7,133        299,477           306,610              37.4%                 4.7%
2007                     5,122        105,435(c)        110,557              13.5%                 7.2%
2008                     4,084         45,578            49,662               6.1%                 7.0%
Thereafter              26,262        265,799(d)        292,061              35.6%                 6.0%
                      --------        -------           -------             ------                -----
    Total             $ 57,769        762,321           820,090             100.0%                 5.7%
                      ========        =======           =======             ======                =====
  Percent to Total        7.0%          93.0%            100.0%
                      ========        =======           =======


Fourth Quarter 2003                                                                            Page 30
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                           DEBT MATURITIES - CONTINUED
                                                                                     December 31, 2003
                                                                     (Unaudited, dollars in thousands)





Notes:

  (a)All references to "Consolidated" refer to disclosures that are derived from numbers directly on the
     Company's consolidated financial statements, which are prepared in accordance with GAAP and reflect the Company's interest in unconsolidated partnerships on the equity method.

  (b)All references to "Combined", "Combined, including share of partnerships" or the like refer to calculations derived by combining the Company's consolidated financial information with the Company's pro rata share of its partnerships' financial information.

  (c)The Company's primary unsecured line of credit was replaced in May 2003 with a new $200,000 line of credit maturing in May 2006.  The line of credit was increased to $240,000 in November 2003.

  (d)Includes Bonds which mature in 2024. The credit enhancements on $40,750 and $9,500 expire on
     October 15, 2004 and on December 18, 2004, respectively.

























Fourth Quarter 2003                                                                            Page 31
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                            SAME STORE COMMUNITIES (a)
                                                                                         QUARTER ENDED

WEIGHTED AVERAGE PHYSICAL OCCUPANCY (b)
---------------------------------------

                     Percent Change -
                     Current Quarter
                      Compared to
             Apart-  ----------------                2003                             2002
             ment      Last    Last   ------------------------------------------------------------------
Market       Homes     Year   Quarter   Dec 31  Sep 30  Jun 30   Mar 31  Dec 31   Sep 30  Jun 30  Mar 31
------       ------   ------  -------   ------  ------  ------   ------  ------   ------  ------  ------

Dallas        6,714     4.8%     0.3%    93.0%   92.7%   91.6%    88.2%   88.2%    90.7%   91.9%   91.1%
Atlanta       5,043     3.5%     0.1%    94.0%   93.9%   90.5%    90.4%   90.6%    89.7%   90.2%   90.1%
Austin        2,797    -0.2%    -1.5%    91.9%   93.4%   91.4%    90.7%   92.1%    92.9%   91.4%   91.7%
Houston       1,133     2.2%    -1.3%    93.4%   94.6%   91.0%    89.0%   91.1%    93.2%   92.2%   90.6%
Indianapolis  2,428     2.0%    -0.9%    93.1%   94.0%   91.2%    89.4%   91.0%    92.6%   90.7%   88.9%
Kansas City   2,192     1.5%    -0.7%    92.7%   93.5%   90.6%    89.4%   91.2%    92.2%   92.8%   89.2%
Chicago       3,243     4.9%    -0.7%    93.3%   94.0%   92.1%    88.6%   88.4%    92.0%   92.1%   88.8%
Denver          742     1.8%    -0.7%    91.2%   91.9%   88.5%    86.8%   89.4%    86.8%   87.1%   87.9%
             ------   ------  -------   ------  ------  ------   ------  ------   ------  ------  ------

Total        24,292     3.2%    -0.4%    93.1%   93.5%   91.2%    89.2%   89.9%    91.2%   91.4%   90.1%
             ======   ======   ======   ======  ======  ======   ======  ======   ======  ======  ======



















Fourth Quarter 2003                                                                            Page 32
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                SAME STORE COMMUNITIES (a) - CONTINUED
                                                                                         QUARTER ENDED

WEIGHTED AVERAGE COLLECTED REVENUE PER OCCUPIED UNIT (c)
---------------------------------------------------------

                     Percent Change -
                     Current Quarter
                      Compared to
             Apart-  ----------------                2003                             2002
             ment      Last    Last   ------------------------------------------------------------------
Market       Homes     Year   Quarter   Dec 31  Sep 30  Jun 30   Mar 31  Dec 31   Sep 30  Jun 30  Mar 31
------       ------   ------  -------   ------  ------  ------   ------  ------   ------  ------  ------

Dallas        6,714    -3.9%    -1.8%      782     797     807      821     813      833     838     850
Atlanta       5,043    -4.2%    -2.6%      823     845     859      857     860      883     894     912
Austin        2,797    -6.7%    -2.8%      770     792     817      819     826      857     875     890
Houston       1,133    -5.3%    -3.2%    1,019   1,053   1,063    1,068   1,077    1,092   1,095   1,090
Indianapolis  2,428    18.8%    -3.3%      788     815     816      816     663      668     667     666
Kansas City   2,192    -1.0%    -1.5%      802     814     820      813     810      820     832     850
Chicago       3,243    -4.2%    -1.4%    1,064   1,079   1,100    1,112   1,111    1,130   1,146   1,154
Denver          742    -6.9%    -2.3%      953     976   1,021    1,035   1,024    1,072   1,075   1,094
             ------   ------  -------   ------  ------  ------   ------  ------   ------  ------  ------

Total        24,292    -2.5%    -2.2%      846     865     879      884     868      887     897     908
             ======   ======   ======   ======  ======  ======   ======  ======   ======  ======  ======


Notes:

  (a)Information shown is Combined, including partnership communities at 100%.

  (b)Represents average daily physical occupancy which excludes model units (changed starting with the third quarter 2002 from beginning of the month physical occupancy).

  (c)Represents amounts collected for rent and other income.  Previously reported average rental rate per occupied unit.







Fourth Quarter 2003                                                                            Page 33
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                            SAME STORE COMMUNITIES (a)
                                                                                         QUARTER ENDED

TOTAL REVENUE (b)
-----------------
                     Percent Change -
                     Current Quarter
                      Compared to
             Apart-  ----------------                2003                             2002
             ment      Last    Last   ------------------------------------------------------------------
Market       Homes     Year   Quarter   Dec 31  Sep 30  Jun 30   Mar 31  Dec 31   Sep 30  Jun 30  Mar 31
------       ------   ------  -------   ------  ------  ------   ------  ------   ------  ------  ------
Dallas        6,714     1.4%    -1.5%   14,655  14,883  14,869   14,583  14,457   15,234  15,509  15,557
Atlanta       5,043    -0.6%    -2.4%   11,731  12,024  11,771   11,739  11,797   11,992  12,210  12,442
Austin        2,797    -6.9%    -4.3%    5,939   6,207   6,265    6,234   6,380    6,680   6,712   6,840
Houston       1,133    -3.0%    -4.5%    3,235   3,386   3,290    3,233   3,335    3,458   3,427   3,353
Indianapolis  2,428     0.2%    -4.5%    5,321   5,571   5,417    5,213   5,309    5,445   5,345   5,252
Kansas City   2,192     0.7%    -2.2%    4,893   5,002   4,886    4,780   4,858    4,968   5,079   4,986
Chicago       3,243     1.1%    -2.2%    9,656   9,869   9,862    9,585   9,548    9,950  10,100   9,798
Denver          742     -4.7    -3.0%    1,936   1,995   2,013    1,995   2,032    2,064   2,079   2,142
             ------   ------  -------   ------  ------  ------   ------  ------   ------  ------  ------
Total        24,292    -0.6%    -2.7%   57,366  58,937  58,373   57,362  57,716   59,791  60,461  60,370
             ======   ======   ======   ======  ======  ======   ======  ======   ======  ======  ======

EXPENSES (b)
------------
                     Percent Change -
                     Current Quarter
                      Compared to
             Apart-  ----------------                2003                             2002
             ment      Last    Last   ------------------------------------------------------------------
Market       Homes     Year   Quarter   Dec 31  Sep 30  Jun 30   Mar 31  Dec 31   Sep 30  Jun 30  Mar 31
------       ------   ------  -------   ------  ------  ------   ------  ------   ------  ------  ------
Dallas        6,714     7.4%    -7.3%    6,666   7,193   6,811    6,405   6,210    6,939   6,757   6,560
Atlanta       5,043    23.5%    -4.0%    4,894   5,098   4,561    4,337   3,963    4,716   4,426   4,264
Austin        2,797   -20.5%    -7.6%    2,508   2,713   2,880    2,873   3,155    3,146   2,996   2,831
Houston       1,133     9.2%    -5.4%    1,380   1,459   1,460    1,406   1,264    1,412   1,505   1,430
Indianapolis  2,428     4.1%    -8.5%    2,195   2,399   2,336    2,274   2,109    2,345   2,178   2,010
Kansas City   2,192     7.1%   -24.2%    1,552   2,047   1,967    1,765   1,449    1,815   1,638   1,721
Chicago       3,243    14.8%    -6.4%    3,937   4,205   4,135    3,727   3,431    4,003   3,908   3,548
Denver          742    -6.2%   -10.9%      640     718     730      573     682      832     648     625
             ------   ------  -------   ------  ------  ------   ------  ------   ------  ------  ------
Total        24,292     6.8%    -8.0%   23,772  25,832  24,880   23,360  22,263   25,208  24,056  22,989
             ======   ======   ======   ======  ======  ======   ======  ======   ======  ======  ======

Fourth Quarter 2003                                                                            Page 34
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                SAME STORE COMMUNITIES (a) - CONTINUED
                                                                                         QUARTER ENDED

NET OPERATING INCOME (b)
------------------------
                     Percent Change -
                     Current Quarter
                      Compared to
             Apart-  ----------------                2003                             2002
             ment      Last    Last   ------------------------------------------------------------------
Market       Homes     Year   Quarter   Dec 31  Sep 30  Jun 30   Mar 31  Dec 31   Sep 30  Jun 30  Mar 31
------       ------   ------  -------   ------  ------  ------   ------  ------   ------  ------  ------
Dallas        6,714    -3.1%     3.9%    7,989   7,690   8,058    8,178   8,247    8,295   8,752   8,997
Atlanta       5,043   -12.7%    -1.3%    6,837   6,926   7,210    7,402   7,834    7,276   7,784   8,178
Austin        2,797     6.4%    -1.8%    3,431   3,494   3,385    3,361   3,225    3,534   3,716   4,009
Houston       1,133   -10.4%    -3.7%    1,855   1,927   1,830    1,827   2,070    2,046   1,922   1,923
Indianapolis  2,428    -2.3%    -1.4%    3,126   3,172   3,081    2,939   3,201    3,100   3,167   3,242
Kansas City   2,192    -2.0%    13.1%    3,341   2,955   2,919    3,015   3,409    3,153   3,441   3,265
Chicago       3,243    -6.5%     1.0%    5,719   5,664   5,727    5,858   6,117    5,947   6,192   6,250
Denver          742    -4.0%     1.5%    1,296   1,277   1,283    1,422   1,350    1,232   1,431   1,517
             ------   ------  -------   ------  ------  ------   ------  ------   ------  ------  ------
Total        24,292    -5.2%     1.5%   33,594  33,105  33,493   34,002  35,453   34,583  36,405  37,381
             ======   ======   ======   ======  ======  ======   ======  ======   ======  ======  ======


Notes:

  (a)Information shown is Combined, including partnership communities at 100%.

  (b)See page 41 for reconciliation of same store community revenue, expenses, net operating income and EBITDA.













Fourth Quarter 2003                                                                            Page 35
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                            SAME STORE COMMUNITIES (a)
                                                                                         QUARTER ENDED


OPERATING EXPENSES
------------------
                     Percent Change -
                     Current Quarter
                      Compared to
                     ----------------                2003                             2002
                       Last    Last   ------------------------------------------------------------------
Expense                Year   Quarter   Dec 31  Sep 30  Jun 30   Mar 31  Dec 31   Sep 30  Jun 30  Mar 31
-------               ------  -------   ------  ------  ------   ------  ------   ------  ------  ------

Personnel              13.2%     2.8%    5,716   6,058   5,891    5,359   5,498    5,353   5,486   5,611
Advertising and
 promotion              0.2%    18.0%    1,082   1,397   1,184    1,128   1,126    1,394   1,177   1,073
Utilities              15.8%    33.3%    1,793   2,132   1,599    1,608   1,399    1,841   1,525   1,557
Building repair
 and maintenance        9.6%    25.1%    3,023   3,834   3,065    2,475   2,609    3,499   2,689   1,988
Landscaping and
 grounds maintenance    0.3%   -13.5%      937   1,234   1,426      954     808    1,230   1,295     944
Real estate taxes      -8.8%    -5.3%    7,562   7,422   7,840    8,103   7,483    8,143   8,069   8,176
Insurance               8.0%     5.8%    1,141   1,084   1,025    1,014     719    1,004   1,000     936
Property management
 fees                  -0.5%     0.0%    2,039   2,119   2,119    2,083   2,055    2,128   2,151   2,146
Other                 -10.4%   -24.5%      479     552     731      636     566      616     664     558
                      ------  -------   ------  ------  ------   ------  ------   ------  ------  ------

                        2.5%     3.8%   23,772  25,832  24,880   23,360  22,263   25,208  24,056  22,989
                      ======  =======   ======  ======  ======   ======  ======   ======  ======  ======














Fourth Quarter 2003                                                                            Page 36
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                SAME STORE COMMUNITIES (a) - CONTINUED
                                                                                         QUARTER ENDED

CAPITAL EXPENDITURES (b)
------------------------
                     Percent Change -
                     Current Quarter
                      Compared to
                     ----------------                2003                             2002
                       Last    Last   ------------------------------------------------------------------
                       Year   Quarter   Dec 31  Sep 30  Jun 30   Mar 31  Dec 31   Sep 30  Jun 30  Mar 31
                      ------  -------   ------  ------  ------   ------  ------   ------  ------  ------
Total                  14.2%     7.1%    1,288   1,931   1,802    1,624   1,164    1,691   1,890   1,461
                      ======  =======   ======  ======  ======   ======  ======   ======  ======  ======
Per apartment home     14.2%     7.1%     0.21    0.32    0.30     0.27    0.19     0.28    0.31    0.24
                      ======  =======   ======  ======  ======   ======  ======   ======  ======  ======

TOTAL OPERATING COST (c)
------------------------
                     Percent Change -
                     Current Quarter
                      Compared to
                     ----------------                2003                             2002
                       Last    Last   ------------------------------------------------------------------
                       Year   Quarter   Dec 31  Sep 30  Jun 30   Mar 31  Dec 31   Sep 30  Jun 30  Mar 31
                      ------  -------   ------  ------  ------   ------  ------   ------  ------  ------
Total                   3.2%     4.0%   25,061  27,763  26,682   24,984  23,427   26,899  25,946  24,450
                      ======  =======   ======  ======  ======   ======  ======   ======  ======  ======
Per apartment home      3.2%     4.0%     4.13    4.57    4.39     4.11    3.86     4.43    4.27    4.03
                      ======  =======   ======  ======  ======   ======  ======   ======  ======  ======

Notes:

  (a)Information shown is Combined, including share of partnership communities at 100%.

  (b)See details in the Company's Form 10-K or Form 10-Q filed with the SEC.

  (c)Total operating cost equals the sum of the operating expenses and capital expenditures.






Fourth Quarter 2003                                                                            Page 37
Supplemental Information                                             AMLI Residential Properties Trust


AMLI RESIDENTIAL                                    SAME COMMUNITY
                                                    RENTAL REVENUE


The following graphs present monthly rental revenue for the twelve months of 2003 in black, compared to monthly rental revenue for the twelve months of 2002 in gray. Commentary and financial data are "Combined" (including partnership communities at 100%) and based only on the same community portfolio. "Combined" same community rental revenue for the fourth quarter of 2003 totaled $53.5 million, or 93.2% of total community revenue, which was $57.4 million. The difference is attributable to other community revenue, which includes ancillary services revenue and rental-related fees. Note that occupancy changes are disclosed in absolute terms, and economic data is as of the most November 2003.

ALL COMMUNITIES
---------------

For the fourth quarter 2003 compared to the same quarter a year ago, rental revenue declined 1.3%. The change was attributable to a 4.8% decline in collected rent per occupied unit, which was mostly offset by a 3.2% increase in occupancy. Sequentially, portfolio-wide rental revenue for the current quarter compared to the third quarter 2003 decreased by 1.7% after increasing in the two previous quarters. Collected rent per occupied unit was down from last quarter by 1.2% and occupancy was down slightly, by 0.4%, due to the seasonal and normal leasing slowdown, which always occurs in the fourth quarter.

DALLAS
------

DALLAS rental revenue for the fourth quarter 2003 increased by 0.4% compared to the fourth quarter 2002, as occupancy increased by 4.8%. The increase in occupancy was almost entirely offset by a decrease in collected rent per occupied unit of 4.7%. On a sequential basis comparing the current quarter to the third quarter 2003, rental revenue decreased by 0.8%. Collected rent per occupied unit continued to trend downward but at a slower pace each quarter, falling by 1.0% this quarter, compared to a 1.4% sequential drop last quarter. Job growth remains elusive in the DF/W metroplex as employers shed 12,900 jobs in the trailing 12 months. Despite the continued weakness on the demand side, permit activity remains fairly strong with 12,715 new units authorized, representing 2.4% of existing stock.

ATLANTA
-------

ATLANTA rental revenue for the fourth quarter 2003 declined 1.9% compared to the fourth quarter 2002, driven by a 5.6% decline in collected rent per occupied unit and a strong 3.5% increase in occupancy. On a sequential basis, rental revenue for the current quarter decreased by 1.4% compared to the third quarter 2003 as collected rent per occupied unit fell 1.6% and occupancy remained stable (up 0.1%). The challenge in Atlanta remains absorption of new supply, with 11,000 units permitted for last twelve months, which represents a 3.1% increase to the existing apartment stock. Good news in Atlanta is that annualized permits have fallen by 26.1% versus the same period of a year ago, and job growth has turned positive. Annual job growth was 68,100, or a 3.1% rate compared to net lost jobs for the same period of a year ago.



Fourth Quarter 2003                                        Page 38
Supplemental Information         AMLI Residential Properties Trust

AMLI RESIDENTIAL                                    SAME COMMUNITY
                                        RENTAL REVENUE - CONTINUED


CHICAGO
-------

CHICAGO rental revenue for the fourth quarter 2003 increased 0.6% compared to the same quarter a year ago, driven by a 4.9% increase in occupancy, which was offset by a decline in collected rent per occupied unit of 4.7%. Sequentially, rental revenue for the current quarter was down 1.4% compared to the prior quarter of 2003. For the first time in three quarters, occupancy trended downward, declining by 0.7% over last quarter. Collected rent per occupied unit continued to trend downward, but at a much slower pace, dropping 0.7% in the fourth quarter compared to a 2.1% sequential drop last quarter. Employment losses in this market have slowed somewhat, but the lack of job growth continues to depress apartment demand and put downward pressure on rental rates. On the supply side, the Chicago metro issued permits for 11,374 new multifamily units, representing 1.4% of existing apartment stock,10% increase from the prior year.

AUSTIN
------

AUSTIN rental revenue for the fourth quarter 2003 declined 6.7% compared to the fourth quarter of 2002 due to a decrease in collected rent per occupied unit of 6.4% and a slight decrease in occupancy of 0.2%. On a sequential basis compared to the third quarter 2003, rental revenue for the current quarter fell by 3.3% as collected rent per occupied unit continued to fall, decreasing by 1.7%. Austin continues to struggle with absorption as approximately 9,200 new units have been completed in the past twelve months. Fortunately permit activity continues to trend down as 1,940 permits were issued for the year ending November 2003, a decrease of 60% from the same period a year ago. Austin remains one of the few regions in the country posting sustainable job growth as approximately 6,000 jobs were added in the previous twelve months.

KANSAS
------

KANSAS rental revenue for the fourth quarter 2003 declined slightly, by 0.5%, compared to the same period of a year ago due to a decrease of 2.2% in collected rent per occupied unit. This decrease was offset by an increase in occupancy of 1.5%. Sequentially, rental revenue for the current quarter decreased 1.8% as collected rent per occupied unit and occupancy fell by 1.0% and 0.7%, respectively. Demand fundamentals in Kansas continue to challenge property operations, as the metro area lost 8,600 jobs during the last twelve months, a negative 0.9% rate, following a loss of 18,300 jobs for the same period of a year ago. In addition, multifamily permits have trended up. For the past year, authorized permits totaled 2,649 units, a 15.9% increase over the same period of a year ago, and representing a 2.1% increase to the existing apartment stock.

INDIANAPOLIS
------------

INDIANAPOLIS rental revenue for the fourth quarter 2003 grew by 0.6% compared to the same quarter a year ago as a result of an increase in occupancy of 2.0% to 93.1%, which was offset by a 1.4% decrease in collected rent per occupied unit. Sequentially, rental revenue for the current quarter declined 2.1% as both collected rent and occupancy decreased by 1.0% and 0.9%, respectively, from the third quarter. Demand and supply fundamentals in Indianapolis continue to be a concern. The BLS reported a loss of 17,100 jobs or a negative 1.9% growth rate for the last twelve months. In addition, 2,662 multifamily permits have been authorized over the past year, which is in line with the same period of a year ago, and represents a 2.2% increase to the existing apartment stock.


Fourth Quarter 2003                                        Page 39
Supplemental Information         AMLI Residential Properties Trust

AMLI RESIDENTIAL                                    SAME COMMUNITY
                                        RENTAL REVENUE - CONTINUED


HOUSTON
-------

HOUSTON rental revenue declined by 3.8% in the fourth quarter of 2003 compared to the fourth quarter of 2002. Collected rent per occupied unit fell 6.1% from the same period a year earlier while occupancy decreased slightly by 0.2%. On a sequential basis, rental revenue for the current quarter decreased by 2.9% over the previous quarter due both to a 1.6% decrease in collected rent per occupied unit and a 1.3% decrease in occupancy. Houston continues to be faced with challenging supply and demand fundamentals in the near term. Permit activity has increased dramatically as 16,969 permits, 3.8% of existing stock, were issued for the last twelve months, an increase of 65% over a year ago. On the demand side, Houston has lost 1,100 jobs during the same period.

DENVER
------

DENVER rental revenue for the fourth quarter 2003 compared to the fourth quarter of 2002 fell 6.0% due to continued weakness in the market, which pushed collected rent per occupied unit down 8.2%. Occupancy, however, improved by 1.8%, which helped limit the decline in rental revenue. On a sequential basis, rental revenue for the current quarter declined 2.3% from the third quarter 2003 due to further deterioration of collected rent per occupied unit, which fell 1.7%. Occupancy declined slightly over last quarter, down 0.7%. Denver continues to display weak demand/supply fundamentals driven by negative job growth and delivery of significant new supply. For the last twelve months, the metro area experienced a loss of 18,400 jobs, a negative 1.4% growth rate. On a positive note, authorized permits of 4,124 units for the same period represented a 33.9% and 67.9% decrease compared to one and two years ago, respectively.


































Fourth Quarter 2003                                        Page 40
Supplemental Information         AMLI Residential Properties Trust


AMLI RESIDENTIAL                                                                     COMPONENTS OF NOI
                                                                        THREE MONTHS ENDED DECEMBER 31
                                                                                (Dollars in thousands)


                                                                                Partnership Communities
                      Wholly-Owned Communities (a)      Combined (g)(h)                 at 100%
                      ---------------------------- -------------------------- --------------------------
                                          Percent                    Percent                    Percent
                          2003     2002   Change     2003     2002   Change     2003     2002   Change
                        -------- -------- -------- -------- -------- -------- -------- -------- --------
REVENUE
Same store
 communities (b). . . .   23,740   24,075    -1.4%   33,486   33,593    -0.3%   26,336   26,380    -0.2%
Acquired from/contribu-
 ted to partnerships. .    6,706        0     0.0%    6,766    1,497   352.0%      584    7,259   -92.0%
New communities (c) . .        0        0     0.0%      537      510     5.2%    2,272    2,158     5.3%
Communities under
 development and
 lease-up . . . . . . .      690      133   419.3%    1,644      494   232.8%    3,815    1,320   189.1%
Acquisition
 communities (d). . . .    1,040      957     8.6%    1,854    1,730     7.2%    2,453    2,340     4.8%
Communities sold (e). .      852    1,642     0.0%    1,085    2,271   -52.2%      932    2,401   -61.2%
                        -------- -------- -------- -------- -------- -------- -------- -------- --------
                          33,028   26,807    23.2%   45,372   40,095    13.2%   36,392   41,858   -13.1%
                        ======== ======== ======== ======== ======== ======== ======== ======== ========
EXPENSES
Same store
 communities (b). . . .   10,516    9,648     9.0%   14,486   13,229     9.5%   10,549    9,948     6.0%
Acquired from/contribu-
 ted to partnerships. .    2,626        0     0.0%    2,612      548   376.3%       81    2,666   -97.0%
New communities (c) . .        0        0     0.0%      184      195    -5.6%      778      823    -5.6%
Communities under
 development and
 lease-up . . . . . . .      261      182    43.6%      587      392    49.9%    1,355      825    64.2%
Acquisition
 communities (d). . . .      473      367    29.1%      746      630    18.3%      829      801     3.5%
Communities sold (e). .      379      644   -41.2%      481      882   -45.4%      412      916   -55.0%
                        -------- -------- -------- -------- -------- -------- -------- -------- --------
                          14,255   10,841    31.5%   19,096   15,876    20.3%   14,004   15,979   -12.4%
                        ======== ======== ======== ======== ======== ======== ======== ======== ========






Fourth Quarter 2003                                                                            Page 41
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                         COMPONENTS OF NOI - CONTINUED
                                                                        THREE MONTHS ENDED December 31
                                                                                (Dollars in thousands)


                                                                                Partnership Communities
                      Wholly-Owned Communities (a)      Combined (g) (h)                at 100%
                      ---------------------------- -------------------------- --------------------------
                                          Percent                    Percent                    Percent
                          2003     2002   Change     2003     2002   Change     2003     2002   Change
                        -------- -------- -------- -------- -------- -------- -------- -------- --------
NET OPERATING INCOME
Same store
 communities (b). . . .   13,224   14,427    -8.3%   19,000   20,364    -6.7%   15,787   16,432    -3.9%
Acquired from/contribu-
 ted to partnerships. .    4,080        0     0.0%    4,154      949   338.0%      503    4,593   -89.0%
New communities (c) . .        0        0     0.0%      353      315    11.9%    1,494    1,335    12.0%
Communities under
 development and
 lease-up . . . . . . .      429      -49  -981.8%    1,057      102   933.5%    2,460      495   397.9%
Acquisition
 communities (d). . . .      567      590    -4.2%    1,108    1,100     0.7%    1,624    1,539     5.5%
Communities sold (e). .      473      998   -52.7%      604    1,389   -56.6%      520    1,485   -64.9%
                        -------- -------- -------- -------- -------- -------- -------- -------- --------
                          18,773   15,966    17.6%   26,276   24,219     8.5%   22,388   25,879   -13.5%
                        ======== ======== ========                   ======== ======== ======== ========
Cash flow preference
 and operating
 promote (f). . . . . .                                 509      673
                                                   -------- --------
Company's share of
  NOI (g) . . . . . . .                              26,785   24,892

Company's share of
  other, net. . . . . .                                 220      -82
                                                   -------- --------
COMPANY'S SHARE OF
  COMMUNITIES' EBITDA .                              27,005   24,810
                                                   ======== ========

COMPANY'S PERCENTAGE
 OF PARTNERSHIPS' NOI:
Before cash flow
 preferences (f). . . .                               33.5%    31.9%
Including cash flow
 preferences and
 other (f). . . . . . .                               35.8%    34.5%
                                                   ======== ========



Fourth Quarter 2003                                                                            Page 42
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                         COMPONENTS OF NOI - CONTINUED
                                                                        THREE MONTHS ENDED December 31
                                                                                (Dollars in thousands)




Notes:

  (a)Includes communities that were sold and reported as Discontinued Operations in the
     Company's Statements of Operations.

  (b)Same store communities are communities that have had stabilized operations and were owned by the Company as of January 1, 2002.

  (c)New communities are communities that were developed by the Company and began stabilized operations after January 1, 2002.

  (d)Acquisition communities are communities having stabilized operations that were acquired by the Company after January 1, 2002.

  (e)Reflects operations through the date of sale.

  (f)The terms of certain partnership agreements provide that the Company is entitled to an additional share of such partnership's NOI in addition to the Company's proportionate ownership percentage.  See page 44.

  (g)Based on Company's ownership share of each partnership's NOI.  Reflect only property operations.
     Excludes other items of partnership operations such as interest income on invested funds, legal, accounting, audit and other costs of partnership administration, including asset management fees paid to the Company.  See page 44.

  (h)Company's 100% interest in wholly-owned communities plus the Company's share of partnership communities.














Fourth Quarter 2003                                                                            Page 43
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                            CO-INVESTMENT COMPENSATION
                                                                                         Quarter Ended
                                                                                (Dollars in thousands)

                                        2003                                     2002
                     ----------------------------------------------------------------------------------
                         Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30    Mar 31
                        --------  --------  --------  --------   --------  --------  --------  --------
FEE INCOME (a)
Acquisition fees (a).   $  --         --        --        --         --        --         401      --
Asset management fees
  (b) . . . . . . . .        113       111       118       118        118       112       118       129
Disposition fees (c).        242       325      --        --         --         403       239      --
Development fees (a).        202       396       394       338        816       579       502       458
Promoted interest from
  sales . . . . . . .      --          375      --        --         --        --        --        --
                        --------  --------  --------  --------   --------  --------  --------  --------
                             557     1,207       512       456        934     1,094     1,260       587
                        --------  --------  --------  --------   --------  --------  --------  --------
SHARE OF CASH FLOW (d)
Promoted interest from
  operating cash flow        151       127       146       125        155       185       170       106
Cash flow preferences
  (e) . . . . . . . .        358       330       549       529        518       535       745       516
                        --------  --------  --------  --------   --------  --------  --------  --------
                             509       457       695       654        673       720       915       622
                        --------  --------  --------  --------   --------  --------  --------  --------
    TOTAL . . . . . .   $  1,066     1,664     1,207     1,110      1,607     1,814     2,175     1,209
                        ========  ========  ========  ========   ========  ========  ========  ========

Notes:

  (a)Acquisition, debt/equity placement and development fees are shown net of elimination of Company's share.
     Property management, construction and certain asset management fees are earned by the Company's subsidiaries. See page 45.

  (b)Asset management fees are shown at 100%. The Company's share of partnerships' EBITDA is reduced by its share of this fee.

  (c)Disposition fees are shown at 100% as reported gains on sale have been reduced for this cost.

  (d)See page 41.

  (e)The Company receives compensation from certain partnerships in the form of a preferential distribution of cash flow.

Fourth Quarter 2003                                                                            Page 44
Supplemental Information                                             AMLI Residential Properties Trust


AMLI RESIDENTIAL                                               SERVICE COMPANIES FINANCIAL INFORMATION
                                                                                (Dollars in thousands)

COMBINED CONDENSED STATEMENTS OF OPERATIONS
-------------------------------------------
                                        2003                                     2002
                     ----------------------------------------------------------------------------------
                         Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30    Mar 31
                        --------  --------  --------  --------   --------  --------  --------  --------
REVENUE
Property management
 fees (a) . . . . . .   $  2,552     2,657     2,611     2,551      2,118     2,716     2,572     2,691
General contractor
 revenue, net (b) . .       (310)       77       360       625        672       570       604       633
Gross profit -
 corporate homes (c).        242       276       251       227        404       522       399       346
Other income. . . . .        577       320       395       205        730       136       397       122
                        --------  --------  --------  --------   --------  --------  --------  --------
                           3,061     3,330     3,617     3,608      3,924     3,944     3,972     3,792
                        --------  --------  --------  --------   --------  --------  --------  --------

OPERATING EXPENSES
Property management .      1,396     2,606     2,663     2,351      1,408     2,318     2,446     2,508
General contractor. .        721       765       498       443        632       517       519       550
Corporate homes . . .        260       245       245       230        274       246       253       242
                        --------  --------  --------  --------   --------  --------  --------  --------
                           2,377     3,616     3,406     3,024      2,314     3,081     3,218     3,300
                        --------  --------  --------  --------   --------  --------  --------  --------
Gain (loss) on land
  sales, net. . . . .       (555)     --        --        --          422      (165)       (4)      (73)

Share of gain on sale
 of a residential
 community built
 for sale . . . . . .      --        1,913      --        --         --        --        --        --
                        --------  --------  --------  --------   --------  --------  --------  --------
EBITDA (d). . . . . .        129     1,627       211       584      2,032       698       750       419
                        --------  --------  --------  --------   --------  --------  --------  --------

Interest expense. . .       (351)     (289)     (230)     (172)      (535)     (478)     (464)     (144)
Depreciation and
 amortization . . . .       (806)     (778)     (780)     (760)      (744)     (663)     (754)     (716)
Taxes . . . . . . . .        391      (213)      303       155       (172)      169       178       268
                        --------  --------  --------  --------   --------  --------  --------  --------

NET INCOME (LOSS) . .       (637)      347      (496)     (193)       581      (274)     (290)     (173)

Fourth Quarter 2003                                                                            Page 45
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                   SERVICE COMPANIES FINANCIAL INFORMATION - CONTINUED
                                                                                (Dollars in thousands)

COMBINED CONDENSED STATEMENTS OF OPERATIONS
-------------------------------------------
                                        2003                                     2002
                     ----------------------------------------------------------------------------------
                         Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30    Mar 31
                        --------  --------  --------  --------   --------  --------  --------  --------

Eliminations, interest
 and other (d). . . .        325       382       247       151       (109)      354       266       (57)
                        --------  --------  --------  --------   --------  --------  --------  --------
SHARE OF INCOME (LOSS)
 FROM THE SERVICE
 COMPANIES (e). . . .   $   (312)      729      (249)      (42)       472        80       (24)     (230)
                        ========  ========  ========  ========   ========  ========  ========  ========


Notes:

  (a)Includes a 3% fee from wholly-owned communities.

  (b)General contractor revenue is shown net of construction costs.

  (c)Gross revenue from customers less payments to communities and cost of sales.

  (d)Share of Service Company's EBITDA on page 13 equals EBITDA above plus intercompany elimination excluding interest.

  (e)See Company's Consolidated Statements of Operations.
















Fourth Quarter 2003                                                                            Page 46
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                               SERVICE COMPANIES FINANCIAL INFORMATION
                                                                                (Dollars in thousands)

COMBINED CONDENSED FINANCIAL POSITION
-------------------------------------
                                        2003                                     2002
                     ----------------------------------------------------------------------------------
                         Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30    Mar 31
                        --------  --------  --------  --------   --------  --------  --------  --------
ASSETS
Receivables (a) . . .   $  6,351     9,162    12,453    14,356     11,532    11,622     9,327     9,652
Land held for
 sale (b) . . . . . .     12,301    12,822    12,816    12,780     12,732    14,004    15,653     8,005
Rental communities
 under development
 and held for sale
 (c). . . . . . . . .     34,618    29,620    20,434    11,736      8,864     3,530     3,947     3,473
Building and
 leasehold improve-
 ments, net (d) . . .      2,227     2,327     2,352     2,406      2,486     2,546     2,489     2,542
Information technology
 costs, net . . . . .      8,500     8,160     8,287     8,231      8,329     8,703     8,769     8,765
Other (e) . . . . . .      4,780     4,839     5,636     5,504      5,215     6,625     5,143     5,262
                        --------  --------  --------  --------   --------  --------  --------  --------
    Total Assets. . .   $ 68,777    66,930    61,978    55,013     49,158    47,030    45,328    37,699
                        ========  ========  ========  ========   ========  ========  ========  ========

Notes:

(a) Primarily costs
    and fees due from
    affiliates.

(b) Represents land
    parcels as follows:
     Prairie Lakes
      (120 acres in
      Indiana). . . .   $  7,160     7,681     7,616     7,642      7,591     7,641     7,604     --
     Fossil Creek
      (34 acres in
      Texas). . . . .      5,141     5,141     5,200     5,138      5,141     5,170     5,145     5,132
     St. Charles. . .      --        --        --        --         --        --        1,715     1,697
     Park Bridge. . .      --        --        --        --         --        1,193     1,189     1,176
                        --------  --------  --------  --------   --------  --------  --------  --------
                        $ 12,301    12,822    12,816    12,780     12,732    14,004    15,653     8,005
                        ========  ========  ========  ========   ========  ========  ========  ========

Fourth Quarter 2003                                                                            Page 47
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                   SERVICE COMPANIES FINANCIAL INFORMATION - CONTINUED
                                                                                (Dollars in thousands)


                                        2003                                     2002
                     ----------------------------------------------------------------------------------
                         Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30    Mar 31
                        --------  --------  --------  --------   --------  --------  --------  --------
(c) See Pages 55, 57
    and 59.

(d) Primarily includes a
    corporate office
    building, net of
    depreciation.

(e) Represented by:
     Cash . . . . . .   $  --        --        --        --         --        3,875     2,705     2,700
     Investments in
      partnerships. .        485       928     1,747     1,632      1,729       424       353       147
     Investments in
      real estate . .        737       737       737       737        737     --        --        --
     Deferred income
      tax . . . . . .      2,229     1,852     2,064     1,760      1,605     1,373     1,411     1,188
     Unamortized
      goodwill. . . .        669       668       668       668        668       668       668       668
     Other. . . . . .        660       654       420       707        476       285         6       559
                        --------  --------  --------  --------   --------  --------  --------  --------
                        $  4,780     4,839     5,636     5,504      5,215     6,625     5,143     5,262
                        ========  ========  ========  ========   ========  ========  ========  ========



















Fourth Quarter 2003                                                                            Page 48
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                STABILIZED COMMUNITIES
                                                                                     December 31, 2003

                                                              Number Percent             Ave.
                  AMLI's                                       of      of    Physical Collected
                  Ownership                                   Apart-  Port-  Occupancy Revenue
                  Percen-                  Year       Year     ment   folio   Dec. 31  4th Qtr  Components
Market/Community  tage      Location     Acquired   Completed Homes   (a)      2003     2003      of NOI
----------------  --------- --------     ---------  --------- ------ ------- ------------------ ----------
DALLAS/
FT. WORTH, TX
-------------
AMLI:
 at Bent Tree     100%      Dallas, TX        1997  1996/2000    500             93.0%  $  842  Same Store
 at Bishop's
  Gate            100%      Plano, TX         1997       1997    266             90.6%   1,016  Same Store
 at Breckinridge
  Point            45%      Richardson, TX    2000       1999    440             94.3%     906  Same Store
 at Bryan Place    48%      Dallas, TX        2002       1999    420             96.2%     907 Acquisition
 at Chase Oaks    100%      Plano, TX         1994       1986    250             94.0%     694  Same Store
 at Deerfield      25%      Plano, TX    Developed       2000    240             91.3%     883  Same Store
 on Frankford      45%      Dallas, TX        2000       1998    582             94.2%     877  Same Store
 on the Green     100%      Ft. Worth, TX     1994    1990/93    424             94.1%     732  Same Store
 Knox-Henderson   100%      Dallas, TX        2003       1994    180             90.0%     945 Acquisition
 at Nantucket     100%      Dallas, TX        1988       1986    312             89.7%     574  Same Store
 of North Dallas  100%      Dallas, TX     1989/90    1985/86  1,032             92.8%     684  Same Store
 at Oak Bend      100%      Dallas, TX        1999       1997    426             93.0%     770  Same Store
                                                                                                (b)
 on the Parkway    25%      Dallas, TX   Developed       1999    240             92.5%     835  Same Store
 at Prestonwood
  Hills            45%      Dallas, TX        1999       1997    272             90.8%     868  Same Store
 7th Street
  Station         100%      Ft. Worth, TX     2002       2000    189             92.1%     973 Acquisition
 at Shadow Ridge  100%      Flower Mound, TX  2001       2000    222             92.8%     960  Same Store
 at Stonebridge
  Ranch           100%      McKinney, TX      2001       2001    250             93.6%     774  Same Store
 on Timberglen     40%      Dallas, TX        1990       1985    260             94.6%     609  Same Store
 Upper West Side  100%      Ft. Worth, TX     2002       2001    194             90.7%     929 Acquisition
 at Valley Ranch  100%      Irving, TX        1990       1985    460             91.5%     784  Same Store
 at Verandah      100%      Arlington, TX     1997    1986/91    538             94.1%     707  Same Store
                                                                                                (b)
                                                              ------  ------    ------  ------
                                                               7,697   28.1%     92.9%     801
                                                              ------  ------    ------  ------

Fourth Quarter 2003                                                                            Page 49
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                    STABILIZED COMMUNITIES - CONTINUED
                                                                                     December 31, 2003


                                                              Number Percent             Ave.
                  AMLI's                                       of      of    Physical Collected
                  Ownership                                   Apart-  Port-  Occupancy Revenue
                  Percen-                  Year       Year     ment   folio  Dec. 31,  4th Qtr  Components
Market/Community  tage      Location     Acquired   Completed Homes   (a)      2003     2003      of NOI
----------------  --------- --------     ---------  --------- ------ ------- ------------------ ----------

ATLANTA, GA
------------
AMLI:
 at Barrett Lakes  35%      Kennesaw, GA Developed       1997    446             96.4%     874  Same Store
 at Barrett Walk   25%      Kennesaw, GA Developed       2002    290             95.5%     854  New
 at Clairmont     100%      Atlanta, GA       1988       1988    288             93.4%     810  Same Store
 at Kedron
  Village          20%      Fayette
                            County, GA   Developed       2002    216             93.5%   1,027  New
 at Killian Creek 100%      Snellville,
                            GA           Developed       1999    256             93.8%     803  Same Store
 at Lost Mountain  75%      Paulding
                            County, GA   Developed       2000    164             92.1%     782  Same Store
 at Mill Creek     25%      Gwinnett
                            County, GA   Developed       2001    400             93.8%     821  New
 at Northwinds     35%      Alpharetta,
                            GA           Developed       1999    800             93.1%     936  Same Store
 at Park Creek    100%      Gainesville,
                            GA           Developed       1998    200             93.0%     784  Same Store
 at Peachtree
  City             20%      Fayette
                            County, GA   Developed       1998    312             91.0%     883  Same Store
 at River Park     40%      Norcross, GA Developed       1997    222             95.1%     907  Same Store
 at Spring Creek  100%      Atlanta, GA  Developed    1985/86
                                                       /87/89  1,180             91.5%     705  Same Store
 at Towne Creek   100%      Gainesville,
                            GA           Developed       1989    150             95.3%     629  Same Store
 at Vinings       100%      Smyrma, GA     1992/97       1985    360             89.2%     825  Same Store
 at West Paces    100%      Atlanta, GA       1993       1992    337             94.7%     889  Same Store
 at Windward Park  45%      Alpharetta,
                            GA                1999       1999    328             96.0%     884  Same Store
                                                              ------  ------    ------  ------
                                                               5,949   21.7%     93.3%     832
                                                              ------  ------    ------  ------




Fourth Quarter 2003                                                                            Page 50
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                    STABILIZED COMMUNITIES - CONTINUED
                                                                                     December 31, 2003


                                                              Number Percent             Ave.
                  AMLI's                                       of      of    Physical Collected
                  Ownership                                   Apart-  Port-  Occupancy Revenue
                  Percen-                  Year       Year     ment   folio  Dec. 31,  4th Qtr  Components
Market/Community  tage      Location     Acquired   Completed Homes   (a)      2003     2003      of NOI
----------------  --------- --------     ---------  --------- ------ ------- ------------------ ----------

CHICAGO, IL
-----------
AMLI:
 at Chevy Chase    33%      Buffalo Grove,
                            IL                1996       1988    592             92.4%   1,045  Same Store
 at Danada Farms  100%      Wheaton, IL       1997    1989/91    600             91.0%   1,049  Same Store
                                                                                                (b)
 at Fox Valley     25%      Aurora, IL   Developed       1998    272             94.5%   1,027  Same Store
 at Oakhurst
  North           100%      Aurora, IL   Developed       2000    464             92.7%   1,046  Same Store
                                                                                                (b)
 at Osprey Lake    69%      Gurnee, IL        2001    1997/99    483             92.1%   1,050  Same Store
 at Poplar Creek  100%      Schaumburg, IL    1997       1985    196             93.4%   1,090  Same Store
 at St. Charles    25%      St. Charles,
                            IL           Developed       2000    400             93.8%   1,143  Same Store
 at Windbrooke     15%      Buffalo Grove,
                            IL                1995       1987    236             94.5%   1,102  Same Store
                                                              ------  ------    ------  ------
                                                               3,243   11.8%     92.7%   1,064
                                                              ------  ------    ------  ------

AUSTIN, TX
----------
AMLI:
 in Great Hills   100%      Austin, TX        1991       1985    344             89.8%     647  Same Store
 at Lantana Ridge 100%      Austin, TX        1997       1997    354             89.0%     808  Same Store
 at Monterey Oaks  25%      Austin, TX   Developed       2000    430             91.6%     841  Same Store
 at Scofield
  Ridge            45%      Austin, TX        2000       2000    487             92.4%     787  Same Store
 at StoneHollow   100%      Austin, TX        2000       1997    606             88.6%     765  Same Store
 at Wells Branch   25%      Austin, TX   Developed       1999    576             87.9%     758  Same Store
                                                              ------  ------    ------  ------
                                                               2,797   10.2%     89.8%     770
                                                              ------  ------    ------  ------






Fourth Quarter 2003                                                                            Page 51
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                    STABILIZED COMMUNITIES - CONTINUED
                                                                                     December 31, 2003


                                                              Number Percent             Ave.
                  AMLI's                                       of      of    Physical Collected
                  Ownership                                   Apart-  Port-  Occupancy Revenue
                  Percen-                  Year       Year     ment   folio  Dec. 31,  4th Qtr  Components
Market/Community  tage      Location     Acquired   Completed Homes   (a)      2003     2003      of NOI
----------------  --------- --------     ---------  --------- ------ ------- ------------------ ----------

KANSAS CITY, KS
---------------
AMLI:
 at Cambridge
  Square           30%      Overland Park,
                            KS           Developed       2002    408             90.7%     888  New
 Creekside        100%      Overland Park,
                            KS           Developed       2000    224             90.2%     807  Same Store
                                                                                                (b)
 at Lexington
  Farms           100%      Overland Park,
                            KS                1998       1998    404             92.3%     786  Same Store
 at Regents
  Center          100%      Overland Park,
                            KS                1994    1991/95
                                                          /97    424             89.6%     757  Same Store
 at Regents
  Crest           100%      Overland Park,
                            KS                1997  1997/2000    476             93.3%     782  Same Store
                                                                                                (b)
 at Summit
  Ridge            30%      Lees Summit,
                            MO           Developed       2001    432             95.4%     823  Same Store
 at Wynnewood
  Farms            25%      Overland Park,
                            KS           Developed       2000    232             94.8%     910  Same Store
                                                              ------  ------    ------  ------
                                                               2,600    9.5%     92.3%     816
                                                              ------  ------    ------  ------






Fourth Quarter 2003                                                                            Page 52
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                    STABILIZED COMMUNITIES - CONTINUED
                                                                                     December 31, 2003


                                                              Number Percent             Ave.
                  AMLI's                                       of      of    Physical Collected
                  Ownership                                   Apart-  Port-  Occupancy Revenue
                  Percen-                  Year       Year     ment   folio  Dec. 31,  4th Qtr  Components
Market/Community  tage      Location     Acquired   Completed Homes   (a)      2003     2003      of NOI
----------------  --------- --------     ---------  --------- ------ ------- ------------------ ----------

INDIANAPOLIS, IN
----------------
AMLI:
 at Castle Creek  100%      Indianapolis,
                            IN           Developed       2000    276             96.4%     880  Same Store
                                                                                                (b)
 at Conner Farms  100%      Fishers, IN       1997       1993    300             89.7%     840  Same Store
 at Eagle Creek   100%      Indianapolis,
                            IN                1998       1998    240             89.6%     860  Same Store
 at Lake
  Clearwater       25%      Indianapolis,
                            IN           Developed       1999    216             91.2%     928  Same Store
 at Riverbend     100%      Indianapolis,
                            IN             1992/93    1983/85    996             96.6%     669  Same Store
 on Spring Mill   100%      Carmel, IN        1999       1999    400             79.8%     862  Same Store
                                                                                                (b)
                                                              ------  ------    ------  ------
                                                               2,428    8.9%     91.8%     788
                                                              ------  ------    ------  ------

HOUSTON, TX
-----------
AMLI:
 at Kings Harbor   25%      Houston, TX  Developed       2001    300             92.7%     875  New
 at the Medical
  Center          100%      Houston, TX       2001       2000    334             92.8%     989  Same Store
 Midtown           45%      Houston, TX       2000       1998    419             93.8%   1,048  Same Store
 Towne Square      45%      Houston, TX       2000       1999    380             93.4%   1,014  Same Store
                                                              ------  ------    ------  ------
                                                               1,433    5.2%     93.2%     989
                                                              ------  ------    ------  ------









Fourth Quarter 2003                                                                            Page 53
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                    STABILIZED COMMUNITIES - CONTINUED
                                                                                     December 31, 2003


                                                              Number Percent             Ave.
                  AMLI's                                       of      of    Physical Collected
                  Ownership                                   Apart-  Port-  Occupancy Revenue
                  Percen-                  Year       Year     ment   folio  Dec. 31,  4th Qtr  Components
Market/Community  tage      Location     Acquired   Completed Homes   (a)      2003     2003      of NOI
----------------  --------- --------     ---------  --------- ------ ------- ------------------ ----------

DENVER, CO
----------
AMLI:
 at Lowry Estates  50%      Denver, CO        2000       2000    414             88.2%   1,025  Same Store
 at Gateway Park  100%      Denver, CO        2000       2000    328             89.9%     862  Same Store
 at Park Meadows   25%      Littleton, CO     2002       2001    518             92.3%     974 Acquisition
                                                              ------  ------    ------  ------
                                                               1,260    4.6%     90.3%     961
                                                              ------  ------    ------  ------
TOTAL                                                         27,407    100%     92.4%  $  853
                                                              ======  ======    ======  ======


Note:

     (a)   Based on number of apartment homes

     (b)   These communities are "Same Store" with respect to information provided on pages 32, 34 and 36 regarding wholly-owned and Partnership communities, but are included as "Acquired from/contributed to partnerships" on page 41.

















Fourth Quarter 2003                                                                            Page 54
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                   DEVELOPMENT SUMMARY
                                                                                     December 31, 2003
                                                                                (Dollars in thousands)

                                        Number
                               Percen-   of     Con-            Antici- Antici- Number of
                               tage of  Apart-  struc-          pated   pated   Apartment Percent  Percent
                               Owner-   ment    tion    First   Comple- Stabil-   Homes   Complete Leased
Market/Community  Submarket    ship     Homes  StartedOccupancy tion    ization Delivered   (a)      (b)
----------------  ---------    -------  ------ ---------------- ------- ------- --------- -------- -------

ATLANTA, GA
-----------
AMLI at
 Milton Park      Alpharetta, GA   25%     461   4Q/00    1Q/02   1Q/04   1Q/04       433      99%     92%

AUSTIN, TX
----------
AMLI
 Downtown         Austin, TX       30%     220   2Q/02    1Q/04   3Q/04   4Q/04       --       74%     N/A

INDIANAPOLIS, IN
----------------
AMLI Carmel CenterCarmel, IN      100%     322   2Q/01    2Q/02   2Q/03   2Q/04       322     100%     88%

CHICAGO, IL
-----------
AMLI:
 at Seven Bridges Woodridge, IL    20%     520   3Q/01    3Q/02   4Q/03   3Q/04       520      98%     67%
 at Museum
   Gardens        Vernon Hills, IL 25%     294   2Q/03    3Q/04   1Q/05   1Q/06         0      34%     N/A
                                         -----                                      -----
    Total                                1,817                                      1,275
                                         =====                                      =====













Fourth Quarter 2003                                                                            Page 55
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                                   DEVELOPMENT SUMMARY
                                                                         December 31, 2003 - CONTINUED
                                                                                (Dollars in thousands)


                                        Number
                               Percen-   of     Con-            Antici- Antici- Number of
                               tage of  Apart-  struc-          pated   pated   Apartment Percent  Percent
                               Owner-   ment    tion    First   Comple- Stabil-   Homes   Complete Leased
Market/Community  Submarket    ship     Homes  StartedOccupancy tion    ization Delivered   (a)      (b)
----------------  ---------    -------  ------ ---------------- ------- ------- --------- -------- -------

COMMUNITIES BEING DEVELOPED FOR SALE BY A CONSOLIDATED SERVICE COMPANY

INDIANAPOLIS, IN
----------------

AMLI at Old
 Town Carmel      Carmel, IN      100%      91   1Q/03    1Q/04   2Q/04   3Q/04       --       54%     N/A


AUSTIN, TX
----------

AMLI at Walnut
 Creek            Austin, TX      100%     460   4Q/02    3Q/03   2Q/04   2Q/05       262      97%     32%
                                           ---                                       ----

    Total                                  551                                        262
                                           ===                                       ====


Notes:

     (a)  Represents costs to date divided by Total Development Costs.

     (b)  Represents number of leased apartments (not necessarily occupied) divided by the total Number of
          Apartment Homes.










Fourth Quarter 2003                                                                            Page 56
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                   DEVELOPMENT SUMMARY
                                                                                     December 31, 2003
                                                                                (Dollars in thousands)


                                                Joint       Company's Share of Required Equity Capital
                                               Venture   ----------------------------------------------
                      Total                    Partner
                    Development                Equity                  Funded
Market/Community     Costs (a)     Debt        Capital       Total     to Date     2004          2005
----------------    -----------   ----------  ---------    --------    --------   -------      --------

ATLANTA, GA
-----------
AMLI at
 Milton Park          $ 35,000        -- (b)    26,250       8,750       8,445       305          --


AUSTIN, TX
----------
AMLI
 Downtown               50,920     30,920(c)    14,000       6,000       6,000      --            --


INDIANAPOLIS, IN
----------------
AMLI
 Carmel Center          28,400        --          --        28,400      28,400      --            --


CHICAGO, IL
-----------
AMLI:
 at Seven Bridges       83,000     51,000(d)    25,600       6,400       5,733       667          --
 at Museum Gardens      61,400     37,000(e)    18,300       6,100       4,348     1,600           152
                      --------    -------      -------     -------     -------    ------       -------

TOTAL                 $258,720    118,920       84,150      55,650      52,926     2,572           152
                      ========    =======      =======     =======     =======    ======       =======








Fourth Quarter 2003                                                                            Page 57
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                       DEVELOPMENT SUMMARY - CONTINUED
                                                                                     December 31, 2003
                                                                                (Dollars in thousands)



                                                Joint       Company's Share of Required Equity Capital
                                               Venture   ----------------------------------------------
                      Total                    Partner
                    Development                Equity                  Funded
Market/Community     Costs (a)     Debt        Capital       Total     to Date     2004          2005
----------------    -----------   ----------  ---------    --------    --------   -------      --------

COMMUNITIES BEING DEVELOPED FOR SALE BY A CONSOLIDATED SERVICE COMPANY

INDIANAPOLIS, IN
----------------

AMLI at Old
 Town Carmel            11,400        --          --        11,400       6,404        4,996       --

AUSTIN, TX
----------
AMLI at Walnut
 Creek                  31,000        --          --        31,000      28,989        2,011       --
                      --------    -------      -------     -------     -------       ------    -------
    TOTAL             $ 42,400        --          --        42,400      35,393        7,007       --
                      ========    =======      =======     =======     =======       ======    =======

Notes:

  (a)Includes anticipated costs of initial lease-up, some of which will be expensed.

  (b)In January the partnership obtained a $22,000 commitment for a 10-year permanent financing at a rate of 5.1%.  At December 31, 2003 the property is unencumbered.

  (c)The property is subject to a construction loan in the amount of $30,920, of which $14,153 has been funded to date.  The partnership currently intends to refinance the construction loan with a permanent loan in the same amount upon completion and stabilization.

  (d)This represents funding of the permanent loan in December 2003. Proceeds were used to repay the construction loan.

  (e)The property is subject to a combination construction/permanent loan in the amount of $37,000, none of which has been funded to date.



Fourth Quarter 2003                                                                            Page 58
Supplemental Information                                             AMLI Residential Properties Trust


AMLI RESIDENTIAL                 LAND HELD FOR DEVELOPMENT OR SALE
                                                 December 31, 2003



                                                        Number of
                                                        Apartment
Market/Community               Submarket                  Homes
----------------               ---------                ---------

AUSTIN, TX
----------
AMLI at
 Anderson Mill                 Northwest Austin              520


FORT WORTH, TX
--------------
AMLI at
 Mesa Ridge                    North Fort Worth              230

 La Villita                    Irving                        360


HOUSTON, TX
-----------
AMLI at
 Champions II                  Northwest Houston             288


KANSAS CITY, KS
---------------
AMLI at:
 Lexington Farms -
  Phase II                     Overland Park                 104

 Westwood Ridge                Overland Park                 428
                                                          ------

    Total                                                  1,930
                                                          ======




























Fourth Quarter 2003                                        Page 59
Supplemental Information         AMLI Residential Properties Trust

AMLI RESIDENTIAL                       NON-GAAP FINANCIAL MEASURES
                                                 December 31, 2003


This Quarterly Supplemental Information contains certain non-GAAP ("Generally Accepted Accounting Principles") information that is generally provided by most publicly-traded residential REITs and that we believe may be of interest and use to the investment community. Reconciliations of all non-GAAP financial measures to GAAP financial measures are included at the end of this Supplemental Operating and Financial Data.


DEFINITIONS OF NON-GAAP FINANCIAL MEASURES


NOI AND EBITDA
--------------

Except where indicated, community revenue, community expenses, net operating income ("NOI") and earnings before interest, taxes, depreciation and amortization ("EBITDA") are computed based on various line items included in our consolidated statements of income prepared in accordance with GAAP. Where indicated, this information is presented on a basis that includes AMLI's proportionate share of the non-GAAP financial measures of its co-investment partnerships.

NOI from one community is the community revenue less the community expenses for that property. NOI for all communities is the community revenue from all communities less the community expenses for all communities.

EBITDA is NOI (including AMLI's proportionate share of the NOI of its co-investment partnerships) plus all fees and interest income and income from the Service Companies and gains or losses from sales or valuation of land and other income, less general and administration expenses.


COMMUNITY REVENUE
-----------------

COMMUNITY REVENUE comprises that portion of total revenue collected or due from leases at AMLI's rental communities and includes any such amounts as may be reported as discontinued operations.


COMMUNITY EXPENSES
------------------

COMMUNITY EXPENSES comprise that portion of total expenses that exclude losses from sales or valuation of land, expenses of the Service Companies, general and administration expense, and interest, taxes, depreciation and amortization. Community operating expenses include amounts reported as personnel, advertising and promotion, utilities, building repairs and maintenance and services, landscaping and grounds maintenance, real estate taxes, insurance, property management, and other operating expenses, and such amounts as may be included in discontinued operations.














Fourth Quarter 2003                                        Page 60
Supplemental Information         AMLI Residential Properties Trust

AMLI RESIDENTIAL           NON-GAAP FINANCIAL MEASURES - CONTINUED
                                                 December 31, 2003



DEFINITIONS OF NON-GAAP FINANCIAL MEASURES -  CONTINUED


FUNDS FROM OPERATIONS ("FFO")
-----------------------------

FUNDS FROM OPERATIONS is EBITDA less interest expense (including AMLI's proportionate share of the interest expense of its co-investment partnerships and amortization of deferred financing expense) and any income taxes.

FFO is defined as net income (computed in accordance with GAAP), excluding extraordinary gains (losses) from debt restructuring and gains (losses) from sales of depreciable operating communities, plus depreciation and amortization, and after adjustments for unconsolidated partnerships, joint ventures and other affiliates.

Adjustments for unconsolidated partnerships, joint ventures and other affiliates are calculated to reflect FFO on the same basis. FFO does not represent cash flows from operations, as defined by GAAP; is not indicative that cash flows are adequate to fund all cash needs; is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of the Company's operations or the Company's cash flows or liquidity as defined by GAAP. FFO is widely accepted in measuring the performance of equity REITs.

FFO PER SHARE IS FFO divided by the fully-diluted number of Operating Partnership Units outstanding. FFO is always presented on a fully-diluted basis only.


ADJUSTED FUNDS FROM OPERATIONS ("AFFO")
---------------------------------------

ADJUSTED FUNDS FROM OPERATIONS IS FFO less expenditures capitalized (excluding expenditures capitalized relating to the development of new property, the acquisition of additional property, or the rehab of existing property, but including AMLI's proportionate share of such expenditures capitalized by its co-investment partnerships).

AFFO PER SHARE is AFFO divided by the fully-diluted number of Operating Partnership Units outstanding. AFFO per share is always presented on a fully-diluted basis only.


SAME STORE COMMUNITIES
----------------------

SAME STORE COMMUNITY INFORMATION includes only such portions of community revenue, expenses, NOI or EBITDA as are generated from AMLI's same community universe, which changes each January 1 as communities with one full year of stabilized operations as of that date are added, and which may change quarterly thereafter as any components of the same community universe are sold or contributed to co-investment partnerships.










Fourth Quarter 2003                                        Page 61
Supplemental Information         AMLI Residential Properties Trust


AMLI RESIDENTIAL                                                           NON-GAAP FINANCIAL MEASURES
                                                                                     December 31, 2003

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

RECONCILIATION BETWEEN NET INCOME AND FFO AND AFFO


                                        2003                                      2002
                    ------------------------------------------------------------------------------------
                        Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------
NET INCOME. . . . . . $   13,533     5,935     2,928     3,708      8,752    17,652     7,291      6,660
Income from discon-
 tinued operations,
 net of minority
 interest . . . . . .     (1,225)     (349)     (993)   (1,088)    (1,345)   (1,417)   (1,858)    (2,019)
Gain on sale of
 discontinued
 operations, net of
 minority interest. .     (5,113)    --        --        --        (3,837)  (11,827)    --         --
Minority interest . .        586       697       (10)      137        341       497       704        524
                      ---------------------------------------- ------------------------------ ----------
Income from continuing
 operations before
 minority interest. .      7,781     6,283     1,925     2,757      3,911     4,905     6,137      5,165

Income from discon-
 tinued operations
 before minority
 interest . . . . . .      1,365       416     1,202     1,324      1,633     1,707     2,234      2,433

Depreciation (a). . .      7,533     7,012     5,546     5,517      5,206     5,308     5,371      5,362

Share of co-investment
 partnerships'
 depreciation . . . .      2,671     2,933     3,116     3,119      3,108     3,064     2,968      2,869
Share of gains on
 sales of operating
 communities. . . . .     (4,325)   (1,959)    --        --         --         (678)     (605)     --
                      ---------------------------------------- ------------------------------ ----------
FFO . . . . . . . . . $   15,025    14,684    11,789    12,717     13,859    14,306    16,105     15,828
                      ======================================== ============================== ==========




Fourth Quarter 2003                                                                            Page 62
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                               NON-GAAP FINANCIAL MEASURES - CONTINUED
                                                                                     December 31, 2003



                                        2003                                      2002
                    ------------------------------------------------------------------------------------
                        Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------

Capital expenditures
 paid from FFO. . . .       (842)   (1,100)     (834)   (1,084)      (573)   (1,093)   (1,159)    (1,005)
Share of co-invest-
 ment partnerships'
 capital expenditures       (230)     (331)     (396)     (225)      (214)     (287)     (300)      (222)
                      ---------------------------------------- ------------------------------ ----------
AFFO. . . . . . . . . $   13,953    13,253    10,559    11,408     13,072    12,926    14,646     14,601
                      ======================================== ============================== ==========

Weighted average
 shares and units
 including dilutive
 shares . . . . . . . 27,237,97225,946,12724,467,73624,308,052 24,619,71625,603,46226,076,541 26,007,730

(a) Includes discon-
 tinued operations
 of - . . . . . . . .        340     1,377       826       825        628       775       903        966
                      ======================================== ============================== ==========





















Fourth Quarter 2003                                                                            Page 63
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                           NON-GAAP FINANCIAL MEASURES
                                                                                     December 31, 2003


RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

RECONCILIATION BETWEEN NET INCOME AND CONSOLIDATED NOI


                                        2003                                      2002
                    ------------------------------------------------------------------------------------
                        Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------

NET INCOME. . . . . . $   13,533     5,935     2,928     3,708      8,752    17,652     7,291      6,660
Minority interest . .        586       697       (10)      137        341       497       704        524
Income from discon-
 tinued operations,
 net of minority
 interest . . . . . .     (1,225)     (349)     (993)   (1,088)    (1,345)   (1,417)   (1,858)    (2,019)
Gain on sale of dis-
 continued operations,
 net of minority
 interest . . . . . .     (5,113)    --        --        --        (3,837)  (11,827)    --         --
                      ---------------------------------------- ------------------------------ ----------
Net income from
 continuing operations
 before minority
 interest . . . . . .      7,781     6,283     1,925     2,757      3,911     4,905     6,137      5,165


















Fourth Quarter 2003                                                                            Page 64
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                               NON-GAAP FINANCIAL MEASURES - CONTINUED
                                                                                     December 31, 2003


                                        2003                                      2002
                    ------------------------------------------------------------------------------------
                        Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------
Income from
 partnerships . . . .     (1,596)   (1,309)   (1,469)   (1,457)    (1,751)   (1,569)   (2,255)    (2,029)
Interest and amortiza-
 tion of deferred
 financing costs. . .      6,324     5,949     5,694     5,941      6,494     5,958     5,956      5,681
Depreciation. . . . .      7,193     5,635     4,720     4,692      4,578     4,533     4,468      4,395
Fee income from
 unconsolidated
 partnerships . . . .       (557)   (1,207)     (512)     (456)      (934)   (1,094)   (1,260)      (587)
Other income. . . . .        (87)     (193)     (188)     (196)      (199)     (242)      (83)      (364)
Interest and share of
 loss from the
 Service Companies. .      --        --        --        --          (472)      (80)       24        230
Service Companies'
 operations . . . . .        312      (729)      249        42      --        --        --         --
General and
 administrative . . .      1,255     1,605     1,310     1,740      1,238     1,138     1,213      1,540
Provision for loss
 on land held for
 development or sale.        150     --        --        --           550     --        --         --
Gain on sale of
 residential property
 including share of
 gains on sales of
 a partnership's
 properties . . . . .     (4,325)   (1,959)    --        --         --         (678)     (605)     --
Impairment of
 investment in
 partnership. . . . .      --        --        1,191     --         --        --        --         --
                      ---------------------------------------- ------------------------------ ----------
NOI from continuing
 operations . . . . .     16,450    14,075    12,920    13,063     13,415    12,871    13,595     14,031

NOI from discontinued
 operations . . . . .      2,323     2,381     2,587     2,699      2,551     2,757     3,424      3,664
                      ---------------------------------------- ------------------------------ ----------
Consolidated NOI. . . $   18,773    16,456    15,507    15,762     15,966    15,628    17,019     17,695
                      ======================================== ============================== ==========





Fourth Quarter 2003                                                                            Page 65
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                               NON-GAAP FINANCIAL MEASURES - CONTINUED
                                                                                     December 31, 2003


                                        2003                                      2002
                    ------------------------------------------------------------------------------------
                        Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------

COMPONENTS OF NOI
Same store communities$   13,224    13,071    13,604    13,991     14,427    14,071    15,127     15,856
Acquired from/contri-
 buted to partnerships     4,080     1,939       595       603      --        --        --         --
New communities . . .      --        --        --        --         --        --        --         --
Development and/or
 lease-up communities        429       356       186        14        (50)      (70)      (55)        (8)
Acquisition
 communities. . . . .        567       565       555       577        590       229       186      --
Communities sold. . .        473       525       567       577        999     1,398     1,761      1,847
                      ---------------------------------------- ------------------------------ ----------

Total . . . . . . . . $   18,773    16,456    15,507    15,762     15,966    15,628    17,019     17,695
                      ======================================== ============================== ==========


























Fourth Quarter 2003                                                                            Page 66
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                           NON-GAAP FINANCIAL MEASURES
                                                                                     December 31, 2003


RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

RECONCILIATION BETWEEN NET INCOME AND COMBINED NOI


                                        2003                                      2002
                    ------------------------------------------------------------------------------------
                        Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------

NET INCOME. . . . . . $   13,533     5,935     2,928     3,708      8,752    17,652     7,291      6,660
Minority interest . .        586       697       (10)      137        341       497       704        524
Income from discon-
 tinued operations,
 net of minority
 interest . . . . . .     (1,225)     (349)     (993)   (1,088)    (1,345)   (1,417)   (1,858)    (2,019)
Gain on sale of dis-
 continued operations,
 net of minority
 interest . . . . . .     (5,113)    --        --        --        (3,837)  (11,827)    --         --
                      ---------------------------------------- ------------------------------ ----------

Net income from
 continuing operations
 before minority
 interest . . . . . .      7,781     6,283     1,925     2,757      3,911     4,905     6,137      5,165

















Fourth Quarter 2003                                                                            Page 67
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                               NON-GAAP FINANCIAL MEASURES - CONTINUED
                                                                                     December 31, 2003


                                        2003                                      2002
                    ------------------------------------------------------------------------------------
                        Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------
Interest and amortiza-
 tion of deferred
 financing costs. . .      6,324     5,949     5,694     5,941      6,494     5,958     5,956      5,681
Share of partnerships'
 interest and amorti-
 zation of deferred
 financing costs. . .      3,965     3,927     3,894     3,801      3,985     3,921     3,591      3,458
Depreciation. . . . .      7,193     5,635     4,720     4,692      4,578     4,533     4,468      4,395
Share of partnerships'
 depreciation . . . .      2,671     2,933     3,116     3,119      3,108     3,064     2,957      2,869
Share of partnerships'
 cash flow in excess
 of its ownership
 interests, net of
 other expenses . . .       (729)     (486)     (589)     (607)      (591)     (626)     (975)      (602)
Fee income from
 unconsolidated
 partnerships . . . .       (557)   (1,207)     (512)     (456)      (934)   (1,094)   (1,260)      (587)
Other income. . . . .        (87)     (193)     (188)     (196)      (199)     (242)      (83)      (364)
Interest and share of
 loss from the
 Service Companies. .      --        --        --        --          (472)      (80)       24        230
Service Companies'
 Operations . . . . .        312      (729)      249        42      --        --        --         --
General and
 administrative . . .      1,255     1,605     1,310     1,740      1,238     1,138     1,213      1,540
Provision for loss on
 land held for
 development or sale.        150     --        --        --           550     --        --         --
Gain on sale of
 residential property
 including share of
 gains on sales of
 a partnership's
 properties . . . . .     (4,325)   (1,959)    --        --         --         (678)     (605)     --
Impairment of invest-
 ment in partnership.      --        --        1,191     --         --        --        --         --
                      ---------------------------------------- ------------------------------ ----------




Fourth Quarter 2003                                                                            Page 68
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                               NON-GAAP FINANCIAL MEASURES - CONTINUED
                                                                                     December 31, 2003


                                        2003                                      2002
                    ------------------------------------------------------------------------------------
                        Dec 31    Sep 30    Jun 30    Mar 31     Dec 31    Sep 30    Jun 30     Mar 31
                      ---------------------------------------- ------------------------------ ----------
NOI from continuing
 operations . . . . .     23,953    21,757    20,810    20,833     21,668    20,799    21,423     21,785
NOI from discontinued
 operations . . . . .      2,323     2,381     2,587     2,699      2,551     2,757     3,424      3,664
                      ---------------------------------------- ------------------------------ ----------
Combined NOI. . . . . $   26,276    24,138    23,397    23,532     24,219    23,556    24,847     25,449
                      ======================================== ============================== ==========

COMPONENTS OF NOI
Same store communities$   19,000    18,765    19,302    20,069     20,364    19,887    21,171     22,389
Acquired from/contribu-
 ted to partnerships.      4,154     2,296     1,283     1,174        948       893       918        795
New communities . . .        353       343       312       310        315       274       229        165
Development and/or
 lease-up communities      1,057       830       522       237        102       (20)      (37)         0
Acquisition
 communities. . . . .      1,108     1,095     1,066     1,066      1,100       740       372      --
Communities sold. . .        604       809       912       676      1,390     1,782     2,194      2,100
                      ---------------------------------------- ------------------------------ ----------
Total . . . . . . . .     26,276    24,138    23,397    23,532     24,219    23,556    24,847     25,449
                      ---------------------------------------- ------------------------------ ----------

Share of partnerships'
 cash flow in excess
 of the Company's
 ownership interests,
 net of other
 expenses . . . . . .        729       486       589       607        591       626       975        602
                      ---------------------------------------- ------------------------------ ----------
Company's share of
 communities EBITDA . $   27,005    24,624    23,986    24,139     24,810    24,182    25,822     26,051
                      ======================================== ============================== ==========









Fourth Quarter 2003                                                                            Page 69
Supplemental Information                                             AMLI Residential Properties Trust
